Posting Supplement No. 23 dated August 21, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 378406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378406	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378406. Member loan 378406 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,925 / month
Current employer:	Accenture LLP	Debt-to-income ratio:	7.52%
Length of employment:	5 years 11 months	Location:	Dearborn, MI

Home town:	Tenkasi
Current & past employers:	Accenture LLP
Education:	Madurai Kamaraj University

This borrower member posted the following loan description, which has not been verified:

To consolidate all my debt and payoff faster within a year.

A credit bureau reported the following information about this borrower member on February 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,505.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 381628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381628	$7,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381628. Member loan 381628 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	JFP Enterprise LLC	Debt-to-income ratio:	17.57%
Length of employment:	1 year 5 months	Location:	pawtucket, RI

Home town:
Current & past employers:	JFP Enterprise LLC
Education:

This borrower member posted the following loan description, which has not been verified:

investment

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,248.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402791	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402791. Member loan 402791 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	23.14%
Length of employment:	2 years 4 months	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Merrill Lynch, Keith V Holland DDS
Education:	FCCJ

This borrower member posted the following loan description, which has not been verified:

I will use the loan to avoid paying the high interest rates on 3 cards. Would like to have 1 monthly payment instead of 3.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,481.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425961	$12,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425961. Member loan 425961 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	n/a	Debt-to-income ratio:	20.91%
Length of employment:	2 years 3 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Michael and I have just recently bought my first home. When looking for houses, I picked a house that was selling for a discount in a good neighborhood; because it needed remodeling. I have put together a budget and plans for the remodel so far, the only thing that I lack is the cash up front to make things happen. I have a background in Construction with a Bachelors Degree in Construction Management and am currently working as a Commercial General Contractor in the Houston area. I appreciate you taking the time to consider this loan for me.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$4,114.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 429311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429311	$12,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429311. Member loan 429311 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,130 / month
Current employer:	Grossmont Schools FCU	Debt-to-income ratio:	10.39%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Grossmont Schools FCU
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I have been in business for 3 years now and will be expanding. Base on our experience, and demand from our customers I would need some investment funds to purchase equipment and build a kiosk. I am very reliable and responsible. One outstanding loan was paid in full in early August.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,577.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431035	$14,075	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431035. Member loan 431035 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sovereign Bank	Debt-to-income ratio:	16.33%
Length of employment:	2 years 3 months	Location:	BRICK, NJ

Home town:	Bridgewater
Current & past employers:	Sovereign Bank, FedEx, Medex EMSI, Boscov's, Wawa, Best Buy Co. Inc., Pathmark Stores
Education:	Brookdale Community College

This borrower member posted the following loan description, which has not been verified:

Always pay bills on time. Just need to consolidate my debt down in order to lower monthly payments and pay debt off in a reasonable timeframe

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,496.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431454	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431454. Member loan 431454 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	northern trust	Debt-to-income ratio:	20.69%
Length of employment:	1 year 6 months	Location:	KATY, TX

Home town:	Houston
Current & past employers:	northern trust, Citigroup Inc.
Education:	Trinity University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt. I would like a loan with a rate no higher than 15% and a monthly payment in the 350 range. I would also liek the term of the loan to be 3-5 years

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,053.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 432730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432730	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432730. Member loan 432730 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	toyota of the bronx	Debt-to-income ratio:	13.32%
Length of employment:	4 years 3 months	Location:	MASSAPEQUA, NY

Home town:	Brooklyn
Current & past employers:	toyota of the bronx, queensboro toyota
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Buying a 50% stake in a up and running as well as profitable family owned business.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$414,475.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432831	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432831. Member loan 432831 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	LCG Corporation	Debt-to-income ratio:	15.90%
Length of employment:	2 years 2 months	Location:	Laguna Niguel, CA

Home town:	Kansas City
Current & past employers:	LCG Corporation, Natures Image
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

Established Landscaping Contractor needing operating capital for the next couple of months. We are a niche company that specializes in Native Habitat Restoration. We are growing, have approximate $120,000 in receivables. Most of our work occurs Fall through Winter unlike most Landscape companies, We have work lined up for this Fall. Our Website is www.lcgofcalifornia.com

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,018.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432846	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432846. Member loan 432846 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,212 / month
Current employer:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca.	Debt-to-income ratio:	5.02%
Length of employment:	40 years	Location:	Costa Mesa, CA

Home town:	Florence
Current & past employers:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca., Yellow Freight Systems
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

Hi, I just discovered this site and I'm delighted to see what you folks are doing. I'm about to take a vacation and at the same time look for property or land in northern Calif. to retire on. It would be nice to have this extra money so I can do a through search and take in some scenery. I'm a retired Teamsters truck driver but didn't get to see much off road. I have been living in So. Calif. for 40 yrs. I was born and raised in a little desert town in Florence, Ariz. I would like to get away from all the traffic and vast population here. I have high Christian values and have always worked hard for my money and strongly believe in paying back what borrow. Any consideration would be appreciated. Sincerely, Jim Austin

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,724.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432996	$10,550	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432996. Member loan 432996 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Pikarde Technologies Inc	Debt-to-income ratio:	20.57%
Length of employment:	3 years 10 months	Location:	Jacksonville, FL

Home town:	Bonn
Current & past employers:	Pikarde Technologies Inc, Innovative Transportation Solutions Inc, Classic Antiques Inc, Romex Enterprises Inc
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm a computer programmer and book-keeper. I work hard to make sure all my credit accounts are up to date and paid on time. The obstacle I am facing, as an immigrant from Germany, is that I don't have a long credit history to show forth. I got my first credit card when I was 25. I have paid off one car and I have 2 car loans right now. The rates are high, about 18%, however I need transportation and had no choice. Since I have not missed a payment and I value my credit rating very highly, I would like to get ahead and pay off one vehicle, so I can move forward in other areas of my life, such as reducing my debt to income ratio so we can buy our first home soon. I can't get overtime at this time in the economy, so I'm making ends meet with what I have. I don't want to add another debt on myself, I want to replace a high interest rate with a low interest rate. Please give me a fair consideration. Thank you

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433170	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433170. Member loan 433170 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Prudential Almon Realty	Debt-to-income ratio:	16.97%
Length of employment:	6 years	Location:	Yakima, WA

Home town:	Seattle
Current & past employers:	Prudential Almon Realty, Prudential Northwest Realty
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking this loan to fund the purchase new photocopiers for my business. I want to avoid using lease financing. My credit score and responsible use of credit speaks to my realistic yet conservative approach to use of debt. I manage my expenses and debt responsibly. The payments on this loan are actually less than our current payments. The payments are not a new expense but actually are a reduction in our monthly cost. Our business is profitable and has solid cash flow. We have been in business for over 25 years. I have 30 years of experience in the industry. Our business is the market leader; we sell more homes and properties than any other real estate company in our county. Our market share has grown to 19%. We beat the industry averages, we have the highest average sales price, lowest market time, higher List Price to Sale Price ratio and, on average our sales people are more productive than any other firm. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$238,348.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433192	$3,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433192. Member loan 433192 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Ann Taylor	Debt-to-income ratio:	3.36%
Length of employment:	2 months	Location:	TALLAHASSEE, FL

Home town:	Miami
Current & past employers:	Ann Taylor, Hollister Co., Victoria's Secret, Aldo Shoes
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am a student at Florida State University. I have gotten into credit card debt trying to keep up on all of my housing bills (utilities, etc.) and school bills and books, not only for myself but helping out my boyfriend (a recent ex marine, who has gone back to school after six years) with his school bills. I want to fix the problem now instead of waiting. I am looking for this loan so I can consolidate my credit payments into one.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,765.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433236	$11,100	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433236. Member loan 433236 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Executive Management, Inc.	Debt-to-income ratio:	2.27%
Length of employment:	6 months	Location:	Hallandale, FL

Home town:	Chernovtsy
Current & past employers:	Executive Management, Inc.
Education:	State Mining Institute

This borrower member posted the following loan description, which has not been verified:

Since 1989 we are arranging distribution of new vehicles from US and Canada to US, Canadian and European companies. . Our customers are dealerships, trading companies, auto brokers and wholesalers, distributors.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,628.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 433245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433245	$10,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433245. Member loan 433245 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,875 / month
Current employer:	Legacy Health Systems	Debt-to-income ratio:	22.21%
Length of employment:	2 years 1 month	Location:	GRESHAM, OR

Home town:	Portland
Current & past employers:	Legacy Health Systems, Fight Craftsman Inc.
Education:	Portland State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to transfer the location of my current gym to another facility. I currently run a gym that offers boxing, mixed martial arts, and personal training. Presently the gym is located in an industrial park, and is inconvenient to our 131 members, due to the lack of parking. The goal of the gym is to grow and be a more accessible location. There is a need for more equipment to accommodate the members. The current location is approximately 3,000 square feet, while the new location is roughly 5,000 square feet. At times members are forced to exercise close together. Extra space will allow the addition of new equipment and there will be ample room for the members to work out. With the growth of membership space in the facility is scarce. The current location of the gym is simply a loading bay. There is no air ventilation, and the gym gets rather hot and humid. The new location will be beneficial because it has a ventilation system that would create a better comfort level to the members of the gym. Without proper ventilation we run the risk of people having heat related illnesses. Overall the move to this new facility I will be able to better manage the everyday operations of the gym while providing a more comfortable environment for the members to work out. The new location will also provide an enhanced location that is easier to access for members. There will be more space for new equipment, ample space for all of the activities happening daily. I???m an excellent candidate for this loan because I manage my finances responsibly and maintain my credit by paying all of my bills on time. I have a long history of paying car payments and credit card bills on time. With a new location I will be able to acquire more profit for the gym which will be greatly beneficial towards paying the balance of this loan. The payment plan associated with this loan will fit well within my budget. Even if the forecasted growth of the gym was not as projected within the allotted timeline, payment of the loan would not be a hardship. This being said, I appreciate the opportunity of being considered for this loan to further grow my business.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,551.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433364	$12,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433364. Member loan 433364 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	CBIZ-MMP Inc	Debt-to-income ratio:	5.87%
Length of employment:	11 years 2 months	Location:	BIRMINGHAM, AL

Home town:	Montgomery
Current & past employers:	CBIZ-MMP Inc
Education:	The University of Alabama

This borrower member posted the following loan description, which has not been verified:

I got married last November and paid for the entire wedding. My wife quit her teaching job to prepare for the wedding and the economy turned. She couldn't get a job for this year. She is currently unemployed, but actively seeking employment in other industries. I have a disabled mother-in-law who I help financially. Over the past few months, we have had a string of unexpected expenses. I have a 6 figure job and a great credit rating. I'm looking for a bridge loan to get me through the next several months until a year end bonus. I need a personal loan with no early payment penalty. I'm shopping around my options to see the best loan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,068.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433469	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433469. Member loan 433469 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Lennar Corp.	Debt-to-income ratio:	1.62%
Length of employment:	3 years 2 months	Location:	Laguna Niguel, CA

Home town:	Grand Rapids
Current & past employers:	Lennar Corp., Beazer Homes USA, Siemens Dematic
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Solid overall debt to income ratio of ~20%. Loan amount reflects 100% debt balance pending recently scheduled payments Looking to consolidate in order reduce interest rate and set goal date/term for which to be debt free.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$25,063.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433569	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433569. Member loan 433569 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	USPI	Debt-to-income ratio:	13.81%
Length of employment:	1 year 6 months	Location:	Lantana, TX

Home town:
Current & past employers:	USPI
Education:

This borrower member posted the following loan description, which has not been verified:

I am a RN make good money and want to be out of debt in 3 years. I figure by consolidating most of my debt to one loan that amortize to ZERO in 3 years would work best.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,840.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433598	$1,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433598. Member loan 433598 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Yamato Restaurant	Debt-to-income ratio:	18.26%
Length of employment:	1 year 9 months	Location:	Ventura, CA

Home town:
Current & past employers:	Yamato Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

This money is being used to pay for car regristration, smog check and minor repairs.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,150.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433667	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433667. Member loan 433667 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	16.63%
Length of employment:	9 years 6 months	Location:	Colorado Springs, CO

Home town:	Colorado Springs
Current & past employers:	Lockheed Martin Corp., Arrowhead Space and Telecomunications, Broadmoor Hotel, United States Army, United States Army National Guard
Education:	Colorado Technical University

This borrower member posted the following loan description, which has not been verified:

I have recently undergone a divorce and have taken over all of the debt obtained throughout the course of my marriage. This is in an effort to ensure that the debt is taken care of. I would like to consolidate all of my debt to ease the manageability of paying everything off. It is my goal to become 100% liquid and eliminate all debt. Your help in this endeavor is greatly appreciated.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,299.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433800	$11,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433800. Member loan 433800 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	TIAA-CREF	Debt-to-income ratio:	22.51%
Length of employment:	2 years	Location:	LITTLETON, CO

Home town:	Denver
Current & past employers:	TIAA-CREF, Charles Schwab
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

would like to pay down credit cards

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,470.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433823	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433823. Member loan 433823 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Klufa Enterprises	Debt-to-income ratio:	16.03%
Length of employment:	3 years 8 months	Location:	Pilot Point, TX

Home town:	Tonkawa
Current & past employers:	Klufa Enterprises, L & S Machine, Learjet/Bombardiar, Aircraft Instruments & Development, Inc
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am partnering with someone who has already run a successful restaurant in the location we have picked. The landlord lost the building and so she lost her lease. We have looked at the growth estimated for North Texas and know that this is a time to move. We have a tentative negotiated lease at a very reasonable amount for this area, we have compiled a list of needed materials, we have estimated our sales based on past experience, we have layed out the floorplan and we have built in our plan for growth. My partner already operates a successful and respected restaurant in the Dallas area.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,747.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433824	$4,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433824. Member loan 433824 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,542 / month
Current employer:	Division of Child Support	Debt-to-income ratio:	14.38%
Length of employment:	5 years	Location:	YORKTOWN, VA

Home town:	Dover
Current & past employers:	Division of Child Support, Us Bank, Nations Bank NA
Education:	Delaware State College

This borrower member posted the following loan description, which has not been verified:

I am using the money for a downpayment on a vehicle. I have a vehicle and co signed for a friend for a vehicle about a year ago. They came upon hard times and are unable to afford the vehicle. I traded both vehicles,and the financial institution could only finance up to 110% of the msrp of the new vehicle. So I have to make a downpayment of $4000.00. I know in today's society having good credit is very important,and I work very hard to maintain a good credit rating.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,549.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433869	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433869. Member loan 433869 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Total Marine Solutions	Debt-to-income ratio:	14.19%
Length of employment:	7 years 11 months	Location:	Pembroke Pines, FL

Home town:	Weehawken
Current & past employers:	Total Marine Solutions, Unitor Ships Service
Education:	Monmouth College, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Last year I bought a home while the market was low which took months to close on, short sale. It was a good deal but the house needed some work, and I developed debt in order to complete the work. I am able to pay the debt, however, the increase has affected my credit score. I am looking to reduce my payments while at the same time increasing my score. I am a reliable, Managing Director with a small secure firm. I will look to pay the debt off as soon as possible, likely before the term.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	63
Revolving Credit Balance:	$31,076.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433916	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433916. Member loan 433916 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,575 / month
Current employer:	Mike's Millwork and Home Improvement LLC	Debt-to-income ratio:	9.83%
Length of employment:	10 years	Location:	CANAAN, CT

Home town:	Sharron
Current & past employers:	Mike's Millwork and Home Improvement LLC, Rose Hill Kitchen & Bath LLC
Education:	SUNY College of Agriculture and Technology at Cobleskill, Keystone College

This borrower member posted the following loan description, which has not been verified:

Short term loan to pay for wedding expenses.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,353.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 433976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433976	$6,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433976. Member loan 433976 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	PCB Piezotronics	Debt-to-income ratio:	24.04%
Length of employment:	1 year 4 months	Location:	Amherst, NY

Home town:	Saratoga Springs
Current & past employers:	PCB Piezotronics, Boston Scientific
Education:	SUNY at Buffalo, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase 15% of a small business and will use the money for this. I have a full time job that I will continue to have. I can repay the loan with my income from my full time job alone. I have a degree in mechanical engineering and currently work at a manufacturing facility as a manufacturing engineer. The business I am buying is a company that helps people with invention ideas get their ideas to market. Rather than the high upfront costs that are normally charged with this type of service we plan on taking a much smaller amount up front but then taking a larger percentage of the profit from the sales of the product. The company was started in the past year by two local engineers who have over 50 years of experience. I plan on using this money to buy a percentage of their company and help them get their first few products to market. They currently have 15 ideas that are under contract but only have enough resources to work on 7 so my money and experience with help move the projects along.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$665.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433999	$9,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433999. Member loan 433999 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Media Infocus Studios	Debt-to-income ratio:	21.17%
Length of employment:	8 years 6 months	Location:	Plymouth, CT

Home town:
Current & past employers:	Media Infocus Studios
Education:

This borrower member posted the following loan description, which has not been verified:

My husband and I own a company that has been shooting and editing commercials for web and TV for 8 years. Our old equipment is for standard definition broadcast video only and in order to deliver the best quality for our clients this upgrade is necessary. The requested load is for a Sony XD Cam, which meet 100% broadcast specifications shoots full, pro level HD video at 1080p. http://www.bhphotovideo.com/c/product/563219-REG/Sony_PMW_EX3_PMW_EX3_XDCAM_EX_HD.html The total of the loan will cover the camera and extended Sony 3 year warranty on the camera. Our business has full insurance on all production gear, including theft and damage on location (including water damage) that would cover this equipment in the event of total loss for full replacement value. You can view our work on our website to validate our skills and history. http://www.mediainfocus.com. See the tab for video production and also web. Thank you, Kristen

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434000	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434000. Member loan 434000 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	All Animal Clinic	Debt-to-income ratio:	22.98%
Length of employment:	n/a	Location:	Hattiesburg, MS

Home town:	Pensacola
Current & past employers:	All Animal Clinic, Adventist Health Center, Victoria's Secret
Education:	Mississippi State University, University of Southern Mississippi, Pearl River Community College

This borrower member posted the following loan description, which has not been verified:

I graduated from vet school 2 years ago and I have several credit cards that have crazy interest rates and large balances. I have made a large dent in my debt over the last 2 years and I am wanting to completely rid myself of these credit cards. I have been to the bank but cannot get that kind of money from them because although my credit is excellent, I have no equity. I hope this will be my out. I make 79,000/year.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,114.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434021	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434021. Member loan 434021 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	DLW Consulting	Debt-to-income ratio:	0.01%
Length of employment:	5 years 3 months	Location:	North Hills, CA

Home town:
Current & past employers:	DLW Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to use the amount to cover for sons wedding expense. My son is entering into an adulthood, getting married and becoming a family man. By applying for this loan, I will be helping him to become a responsible man. He is the one who will be making payments on this loan, and I strongly believe that this will teach him great responsibilty life lesson. If he dont, I will take care of this loan without a problem since the same lesson was taught by my father exactly the same way.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,321.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434022	$2,800	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434022. Member loan 434022 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	Millen United Methodist Church	Debt-to-income ratio:	15.15%
Length of employment:	1 year 2 months	Location:	MILLEN, GA

Home town:	Augusta
Current & past employers:	Millen United Methodist Church, Magnolia Manor Methodist Retirement Home, Magnolia Springs State Park
Education:	Georgia Southwestern State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to finance a new vehicle. I have always done well with paying my bills on time and money management. Thank you for your condieration of this loan.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,146.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434048	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434048. Member loan 434048 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	the single file	Debt-to-income ratio:	15.97%
Length of employment:	15 years 3 months	Location:	AUSTIN, TX

Home town:	Manchester
Current & past employers:	the single file
Education:	University of Texas, Georgia State University DCCC, ACC

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt to ease my financial situation and facilitate my impending divorce. I have a good credit score and my payment history is reflected in my credit report. i intend to autodraft my payment and agree to a repayment schedule as short as three years.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$22,082.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434055	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434055. Member loan 434055 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,538 / month
Current employer:	Total technology Solutions	Debt-to-income ratio:	12.50%
Length of employment:	10 years	Location:	forest hills, NY

Home town:	Fair Lawn
Current & past employers:	Total technology Solutions, self
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a car and limo service. Business has been around for over 10 yrs with a excellent reputation in the area Will be generating revenue from the get go Owner is looking to retire and would like to sell to my family who has been in the business for many yrs I will still be running my current business

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	24
Revolving Credit Balance:	$21,048.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434063	$6,700	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434063. Member loan 434063 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Chuck Redding	Debt-to-income ratio:	10.08%
Length of employment:	2 years 6 months	Location:	St.petersburg, FL

Home town:	Baltimore
Current & past employers:	Chuck Redding, Bob Horgrafes, Tim White
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan of six thousand dollars to fix up my kitchen, it is in dire need of repair and thought Lending club/E loan could help me.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,007.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434074

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434074	$15,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434074. Member loan 434074 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	1)-Yavapai Regional Medical Center 2)- Dr. cantors office	Debt-to-income ratio:	9.05%
Length of employment:	3 years	Location:	PRESCOTT, AZ

Home town:	San Salvador
Current & past employers:	1)-Yavapai Regional Medical Center 2)- Dr. cantors office, Columbia Presbyterian Hospital, Nyack Hospital
Education:	York College, Institute of Allied Medical Proffesions, Yavapai College

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate credit card debt into one monthly payment, looking for better rates with the ultimate goal of becoming debt free. I am a very reliable, responsible individual with a good credit history; who works in the health care industry as a Cardiac Sonographer.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,760.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434076	$13,300	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434076. Member loan 434076 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,323 / month
Current employer:	J.Kings Foor Service Professionals	Debt-to-income ratio:	4.60%
Length of employment:	7 years 4 months	Location:	Patchogue, NY

Home town:	San Salvador
Current & past employers:	J.Kings Foor Service Professionals
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to take a loan out to refinance my credit card debt. Here is a detailed breakdown of what I owe: American Express: $5,000 Suffolk Federal Credit Union Visa: $4,500 Bank Of America Visa: $1,300 Discover Card: $500 Suffolk Federal Credit Union Line of Credit: $2,000 I am paying many different interest rates above 20% APR on these cards and will probably cancel them when I pay them off.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,086.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434092	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434092. Member loan 434092 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,642 / month
Current employer:	Unified Grocers	Debt-to-income ratio:	17.09%
Length of employment:	34 years 2 months	Location:	Newport Beach, CA

Home town:	Portland
Current & past employers:	Unified Grocers, University of California at Irvine
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

In a six month period that included two heart attacks, a bout with E-coli and Toxic Shock Syndrome followed by a spinal reconstruction, my wife is finally back on the road to full strength. We had insurance, but that didn't cover the time that I lost and overtime is my bread and butter income. Now, add the companies increasing, even doubling their finance charges. We have 12% and 14% cards that are now 24.9%, and their reason why when I called? Just because they could! Now who knows what's coming down the road. If you can help we can do more than thank you, we can pay you. We have never defaulted on anything. Thank you.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,379.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434106	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434106. Member loan 434106 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	America Approved	Debt-to-income ratio:	11.04%
Length of employment:	1 month	Location:	PROVIDENCE, RI

Home town:	Willimantic,
Current & past employers:	America Approved
Education:	Wheaton College-Norton, Fordham University

This borrower member posted the following loan description, which has not been verified:

This is to consolidate loans.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,361.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434141	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434141. Member loan 434141 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,158 / month
Current employer:	Duval County Public Schools	Debt-to-income ratio:	16.31%
Length of employment:	3 years	Location:	Jacksonville, FL

Home town:	Philadelphia
Current & past employers:	Duval County Public Schools
Education:	University of North Florida, Queens University of Charlotte

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards now in order to boost my credit score. I was a victim of credit fraud and I'm doing everything I can to get my score back in shape! I'm a teacher of four years with a great head on my shoulders and have never had a late payment! I have my BA in English and am currently pursuing my MA.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,967.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434143	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434143. Member loan 434143 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Utopic Results LLC	Debt-to-income ratio:	6.89%
Length of employment:	7 years 2 months	Location:	Ashburn, VA

Home town:	Takoma Park
Current & past employers:	Utopic Results LLC, Community Bank of Northern Virginia
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Buying a house with ARV value of 310K for 177,200. I need 20k for repairs which include new shingles for roof, new carpets, paint, new light fixtures, new kitchen cabinets and miscellaneous handy man repairs. Once repairs are completed house will be sold for 310 and loan will be repaid.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,068.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434155	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434155. Member loan 434155 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Global Vision International	Debt-to-income ratio:	1.61%
Length of employment:	5 years 4 months	Location:	Palmdale, CA

Home town:	Denver
Current & past employers:	Global Vision International
Education:	Community College of Denver

This borrower member posted the following loan description, which has not been verified:

My Wedding coast is about $40000.00 , I do have the Half of that in my savings account, looking for the other half to make it HAPPEN!!!

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,757.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434195	$2,500	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434195. Member loan 434195 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	artistic enhancements	Debt-to-income ratio:	15.04%
Length of employment:	3 years 1 month	Location:	Mary Esther, FL

Home town:	sulphur springs
Current & past employers:	artistic enhancements, USAF
Education:	soothing arts healing therapies

This borrower member posted the following loan description, which has not been verified:

nav system

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,909.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 434197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434197	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434197. Member loan 434197 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Stratus Group Inc.	Debt-to-income ratio:	22.06%
Length of employment:	15 years 6 months	Location:	Trenton, OH

Home town:	Hamilton
Current & past employers:	Stratus Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like this loan to pay off my high interest credit cards and some medical bills.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	28
Revolving Credit Balance:	$24,971.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434239	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434239. Member loan 434239 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	The Just Company	Debt-to-income ratio:	13.87%
Length of employment:	1 year 2 months	Location:	Indianapolis, IL

Home town:	Columbus
Current & past employers:	The Just Company, Enterprise Rent-a-Car
Education:	DePauw University, Butler University

This borrower member posted the following loan description, which has not been verified:

I'll use the money to pay off two credit cards that have recently dramatically increased their interest rate due to "current financial conditions," even though I've made my payments on time for more than five years for each of the cards. My goal is to completely pay off all of my non-mortgage debt and by refinancing this debt with a fixed rate I think this is completely obtainable within three years, although my goal is to pay it off more quickly. About me: I'm currently working on my MBA and work for a registered investment advisor. I have a steady paycheck, and my employer is actually expanding business. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,684.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434244	$15,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434244. Member loan 434244 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,867 / month
Current employer:	IBM	Debt-to-income ratio:	15.58%
Length of employment:	18 years 6 months	Location:	Atlanta, GA

Home town:	Somerville
Current & past employers:	IBM, The Travelers Companies Inc.
Education:	University of Pennsylvania, mba, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Just moved from Atlanta to Georgia in January. In process of consolidating debt and would like to do under this loan

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	69
Revolving Credit Balance:	$17,057.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434265	$15,850	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434265. Member loan 434265 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Country Kids	Debt-to-income ratio:	22.66%
Length of employment:	8 years 8 months	Location:	New Milford, CT

Home town:	Brookfield
Current & past employers:	Country Kids
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

I am trying to get a personal loan to help me consolidate all of my debt. I am a young professional with a full time job, and I am also trying to put myself through school to further my degree. I own my own condo in New Milford but, unfortunately, today's market will not allow me to pull equity from my home in order to consolidate my debt. I am an all-around responsible individual, as I have never made a late payment, filed for bankruptcy, or defaulted on any of my loans or other financial obligations. I have tried numerous financial institutions time, and time again to try and get a personal loan; the main purpose being to consolidate my debt at a lower interest rate. Needless to say, I have had no luck...as we all know, borrowing from the banks has become increasingly difficult these days, which is why I have turned to the Lending Club. Please Help! Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,643.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434269	$15,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434269. Member loan 434269 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Irvin Trucking	Debt-to-income ratio:	5.34%
Length of employment:	4 years 5 months	Location:	akron, OH

Home town:	akron
Current & past employers:	Irvin Trucking, Leasway transpotation
Education:	east high grad

This borrower member posted the following loan description, which has not been verified:

Currently have two trucks and two trailers, one trailer being refurbished so I can add driver and put 2nd truck in service haul new and used vehicles around country,since industry is picking up. I purchased first truck and trailer for 50,000 and paid off in 24 months. bought second tractor for 106,000 and financed for 48 months, I have 26 months left and have never missed payment since aquiring funding for truck #2. Bought Second trailer for 12,000, put 10,000 down, owe 2,000 to finish.I have never been late on mortgage, both vehicles paid for. The finance co. I use to deal with has closed it's stores, Benefical, which loan was paid in full inspite of high interest rate.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434285	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434285. Member loan 434285 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	7 months	Location:	Oregon City, OR

Home town:	Portland
Current & past employers:
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a local FedEx Ground route. The route has been established for 7 years or longer and has a very consistent income of $1000-$1100 per week net. It is a low-risk, turn-key business. I am very financially responsible, have excellent credit (802 recent score per my credit union) and have never defaulted on a loan or even missed a payment in my approximate 15 years of credit history. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$698.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434309	$10,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434309. Member loan 434309 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Frehner Construction	Debt-to-income ratio:	11.13%
Length of employment:	4 years 3 months	Location:	Las Vegas, NV

Home town:	Missoula
Current & past employers:	Frehner Construction, CI Contractors
Education:	Montana Tech of the University of Montana, Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

My name is Blake. I'm 28, have a wife, 4 kids, and one on the way. I have a B.S. in Engineering and have been working within my degree since I graduated college in May 2005. I am successful in what I do and have been a salaried employed by the same company (minus a 5 month hiatus where I quit to work for another company) since I graduated. As a note, my company was more than willing to take me back, thank goodness. My situation is probably not unique from many other people's however one thing that is unique about me is that I respect and fulfill every debt that I have incurred. I have never had negative comments on my credit report and do whatever it takes to fulfill my obligations including taking second jobs and working as much as 100 hours a week or more. So you are probably wondering how I got to the point where I am writing this asking for a loan to pay off credit cards. When I married my wife she had a 2 year old son. At that point I had two years of college left. Within these two years, my stepson's father dragged us into court 4 times. Since college he has dragged us into court 2 more times. Attorney's fees stacked up fast and during college we had no other option. Either pay cash and be forced to live on credit or visa versa. Needless to say by the time I graduated and started my career we were already way behind the financial 8-ball and have not been able to recuperate. I feel probably like most, that there is no way out and no light at the end of the tunnel. I will not try a counseling scam and until now I had no knowledge of peer-to-per lending. I think the concept is brilliant. Why not help others that are willing to help you. Its a win win situation. I don't feel I have been irresponsible with my credit. I don't have "toys", expensive electronics (I salvaged our TV from my neighbors trash), or even go on vacation. Regardless, its to the point now where I need to see a light at the end of the tunnel. If I can see a date on a calendar where I know the debt will be gone that would be a great relief to me and my marriage. When I was growing up, the one thing I swore to myself was that I was going to be financially stable for my kids. I wanted them to grow up without worrying about money as I did. Not that my kids are old enough to worry about that now but if this continues I know I will fail. Whether or not you contribute to my loan request thank you for taking the time to read my note.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,268.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434317	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434317. Member loan 434317 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,571 / month
Current employer:	County of San Mateo	Debt-to-income ratio:	10.30%
Length of employment:	3 years	Location:	San Mateo, CA

Home town:	Saigon
Current & past employers:	County of San Mateo, Blockbuster
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Please contact me. I would like to consolidate my debt into one payment without taking a massive hit to my credit score. I am currently employed full time.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$15,735.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434370

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434370	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434370. Member loan 434370 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Sunoco Inc.	Debt-to-income ratio:	21.81%
Length of employment:	9 years 8 months	Location:	webster, NY

Home town:	Rochester
Current & past employers:	Sunoco Inc.
Education:	Monroe Community College, ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Last year I bought a single house as Investment. I was hoping that after I was done remolding the rental I would be able to take out a home equity but most banks only give out home equitys on your primary resident and other banks only want to loan out 40,000.00 and up. I have good credit and would like to borrow 10,000.00 to pay off the credit card that I used. The loan can be for 36 months, 48 months or 60 months.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,443.00	Public Records On File:	1
Revolving Line Utilization:	42.60%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434386	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434386. Member loan 434386 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Office Associates	Debt-to-income ratio:	22.55%
Length of employment:	2 years 4 months	Location:	Cumming, GA

Home town:
Current & past employers:	Office Associates, United Online
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

I'm looking to reduce my high interest rate CC balances. I have a good credit history. I want to pay off my Credit card balances and just make monthly payments on this loan.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	48	Months Since Last Delinquency:	5
Revolving Credit Balance:	$25,920.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434452	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434452. Member loan 434452 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Fleet Car Carriers	Debt-to-income ratio:	3.76%
Length of employment:	6 months	Location:	south richmond hill, NY

Home town:	Berbice
Current & past employers:	Fleet Car Carriers, Nemet Motors
Education:	JC Chandi High School

This borrower member posted the following loan description, which has not been verified:

I NEED A PERSONAL LOAN TO PAY FOR MY SON COLLEGE.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,350.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434459

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434459	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434459. Member loan 434459 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	McDermott Will and Emery	Debt-to-income ratio:	10.49%
Length of employment:	1 year	Location:	CHICAGO, IL

Home town:	Columbus
Current & past employers:	McDermott Will and Emery
Education:	Washington University in St Louis

This borrower member posted the following loan description, which has not been verified:

Looking to but the parking spot for my condo. Putting 25K up and need a loan for 15K.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,079.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434489

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434489	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434489. Member loan 434489 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Beneficial Health and Life Ins. Srvcs.	Debt-to-income ratio:	24.89%
Length of employment:	6 years 6 months	Location:	Moorpark, CA

Home town:	Northridge
Current & past employers:	Beneficial Health and Life Ins. Srvcs., McBain Instruments
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

My wife and I used our credit cards to help establish our Insurance company. The company is now doing well and I'm looking to consolidate the debt into one loan at a better rate.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,861.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434530	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434530. Member loan 434530 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Albertsons, Inc.	Debt-to-income ratio:	0.32%
Length of employment:	11 years	Location:	Huntington Beach, CA

Home town:	Orange County
Current & past employers:	Albertsons, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Our business like many others has suffered in the past year and we are looking procure funds for working capital and to clear our vendor accounts.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$589.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434549	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434549. Member loan 434549 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Hannspree North America, Inc.	Debt-to-income ratio:	24.27%
Length of employment:	1 year 6 months	Location:	El Monte, CA

Home town:	Casper
Current & past employers:	Hannspree North America, Inc., Proview Technology, Inc.
Education:	Mount Sierra College

This borrower member posted the following loan description, which has not been verified:

I am one of the unlucky people that Chase decided to increase 5% of my total balance as my minimum fee. I have been with Chase for over 10 years and had no issue paying them more than the minimum balance fee. I never missed a payment since it is auto deducted from my checking account. I was one of the few that got suckered into their balance transfer scheme. I transferred into Chase for their 3.99% until the life of the balance. I decided to balanced transfer $25,000 and pay $750 per month so that I can finish within 3 years. Now almost 7 months into the deal, I have to pay Chase $1250 per month due to their 5% increase. They told me I have a choice, either play $1250 per month, close the account and pay in full, or take the 9.99% APR hike instead of the 3.99% APR. This is why I need your help. I want to transfer all my remaining balance and get rid of Chase and their devious plan to exploit on unfortunate consumers. This is an outage and everyone who are with Chase should file a class suit. I hope you undestand my situation and thank you for all your help and support.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,878.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434552	$18,825	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434552. Member loan 434552 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Western College	Debt-to-income ratio:	20.82%
Length of employment:	2 years 4 months	Location:	benicia, CA

Home town:	Long Beach
Current & past employers:	Western College, Kaiser Hospital - San Francisco
Education:	The University of Texas Medical Branch, University of Houston-Downtown, Long Beach City College

This borrower member posted the following loan description, which has not been verified:

We sell two lines of unique medical disposables. We have been working at this for two years and are at a turning point in our company. We have been using our savings first but, now we need more capital to take our business to a new level. We have an excellent opportunity to become the national distributor for a unique communication product for critical care patients and have been given an exclusive territory for a product that is doing very well around the country. We know how to keep expenses down and do all of the leg work ourselves, i.e., accounting, marketing, training, sales, customer care and relationship building. We want to keep going and we need a little more capital to do it. Thank you, Dale and Gregg Alexander

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	2
Revolving Credit Balance:	$164,324.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434575	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434575. Member loan 434575 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	hsbc bank, na	Debt-to-income ratio:	15.92%
Length of employment:	2 years	Location:	washingtonville, NY

Home town:	brooklyn
Current & past employers:	hsbc bank, na, JPMorgan Chase & Co., td banknorth, M&T Bank Corp.
Education:	suny new paltz

This borrower member posted the following loan description, which has not been verified:

looking for financing to consolidate some credit card debt and cover wedding expenses.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,282.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 434585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434585	$5,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434585. Member loan 434585 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,566 / month
Current employer:	International Speedway Corporation	Debt-to-income ratio:	8.04%
Length of employment:	4 years 3 months	Location:	DAYTONA BEACH, FL

Home town:	Derby
Current & past employers:	International Speedway Corporation, CyberBest Technology
Education:	Manchester Metropolitan University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt to one payment rather than multiple ones. I have been through a messy divorce where the ex max'd out the joint credit cards and this left me borrowing in the short term on a couple of credit cards that I need to reduce. This loan amount is only 13% of my annual salary and I'm expecting about half of this amount back in a tax refund next year. I own my home and I will have my automobile repaid in a couple of years. My real need is just to get through this rough time while I repair the damage done, it feels embarrassing to have to go to this length but I think this is the most sensible path to take.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,841.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434591	$4,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434591. Member loan 434591 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	GameStop	Debt-to-income ratio:	12.24%
Length of employment:	5 years	Location:	Hollywood, CA

Home town:	Dyer
Current & past employers:	GameStop, Family Video
Education:	Purdue University-Calumet Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to request this money for a down payment on a new vehicle.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,782.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434607	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434607. Member loan 434607 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Kushbo Inc.	Debt-to-income ratio:	15.60%
Length of employment:	4 years 6 months	Location:	Modesto, CA

Home town:	Delhi
Current & past employers:	Kushbo Inc.
Education:	San Francisco State University, Golden Gate University at San Francisco, San Francisco City College

This borrower member posted the following loan description, which has not been verified:

Pay off higher interest debt from another loan. I have a very good credit history and have a steady job and income.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	48
Revolving Credit Balance:	$866.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434612	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434612. Member loan 434612 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	23.52%
Length of employment:	n/a	Location:	Grady, AL

Home town:	Cherokee
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Trying to borrow money to help my daughter get out of debt

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,123.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434696	$8,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434696. Member loan 434696 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	3pd	Debt-to-income ratio:	3.95%
Length of employment:	5 years	Location:	marietta, GA

Home town:	Clemson
Current & past employers:	3pd, Boulevard Diner
Education:	Trident Technical College

This borrower member posted the following loan description, which has not been verified:

West Cobb Diner will provide residents of West Cobb County an affordable dining experience in a casual Diner atmosphere. We will provide only fresh, quality homemade foods at very affordable prices. It will be the first Diner style restaurant of its kind in the area. It will be located in the Village at Old Trace next to the West Cobb Avenues. West Cobb continues to grow daily and there are approximately 120,000 people within a 5 mile range bright open space will make for a very comfortable atmosphere. I want to give the residents of West Cobb a break from the same ole chain restaurant food. Many restaurant owners overlook the small things that make a restaurant successful-great food and making everyone feel at home when they walk through the door. You don't get may second chances in the restaurant business. A great first impression is the best chance you have to be successful. I have been a professional chef for 13 years. I have opened and run several successful restaurants in Charleston SC before moving to the Marietta area 5 years ago.The last restaurant I opened and ran was the Boulevard Diner in Mt Pleasant SC, which is still the most popular restaurant in Mt Pleasant. I moved to the Marietta area and immediately started to build a small personal chef and catering service which has continued to grow. I have established great relationships with residents of the area and have a solid grasp on the culinary preferences of area residents. The main reason I want to open the West Cobb Diner is the opportunity to give the residents of the area a great place to eat. Great home made food, afforadable prices and friendly service will always bring the customers back to the "Diner ".

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	70
Revolving Credit Balance:	$10,928.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434708	$4,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434708. Member loan 434708 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Retired	Debt-to-income ratio:	1.97%
Length of employment:	n/a	Location:	Oaklyn, NJ

Home town:	Gloucester City
Current & past employers:	Retired, Fell Brothers
Education:	Camden County College

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to make some home repairs/remodeling

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,337.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434709	$18,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434709. Member loan 434709 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Depart of Housing and Community	Debt-to-income ratio:	20.60%
Length of employment:	11 years	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Depart of Housing and Community, DC Metropolitan Police Department
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

This money will cover partial expenses for granddaughter entering the 10th grade at a private/independent school in Washington, D.C. (Edmund Burke School) I am helping her mother with the tuition. My bills are paid on time and my credit is used wisely. I am a retired DC Police after serving 20+ years on the force and I have been working for Dept. of Housing as a Police Officer for almost 10 years. My annual income from the present job is 75,000 a year and I also received about 40,000 a year in retirement. I have a healthy savings and other investments.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	80
Revolving Credit Balance:	$187,752.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434737	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434737. Member loan 434737 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,425 / month
Current employer:	Benning Power	Debt-to-income ratio:	18.36%
Length of employment:	3 years	Location:	Mesquite, TX

Home town:	Oakland
Current & past employers:	Benning Power, Lucent Tech.
Education:	U. T. Texas

This borrower member posted the following loan description, which has not been verified:

I need 20K to consolidate my CC cards for a better rate.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1975	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,076.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434770	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434770. Member loan 434770 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Hot Topic	Debt-to-income ratio:	17.45%
Length of employment:	6 years 3 months	Location:	Kissimmee, FL

Home town:	San Juan
Current & past employers:	Hot Topic, FYE
Education:	Bayamon Central University

This borrower member posted the following loan description, which has not been verified:

Please help me become debt free. I assure you all my payments will be on time. I want to start saving money for my daughter's college education (she's 2 years old now) but with all my payments is almost impossible for me to achieve this. Please help a responsible mother achieve her dream of giving her daughter an education.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	65
Revolving Credit Balance:	$11,747.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 434797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434797	$18,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434797. Member loan 434797 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Hattitude	Debt-to-income ratio:	20.24%
Length of employment:	6 years 10 months	Location:	Las Vegas, NV

Home town:	Riverside
Current & past employers:	Hattitude, Housing Helpers Real Estate of Las Vegas
Education:	University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I am a young very responsible Realtor here in Las Vegas, like other markets in America, Las Vegas was hit hard. I have been trying to survive in the market but its not working out. I never thought it would get so bad where I had to live off my credit cards... Fortunately, while doing real estate I had a part time job in retail, which kept me a float partially, but was unable to cover all my month expenses, so I had to use my credit cards to make ends meets. I was able to get promoted from my retail part time sales to Retail trainer/recruiter which means I am now able to make ends meet monthly, but the way its going I will be paying off my credit cards for the next 20 years. I am interested in obtaining a loan to pay all credit card debt off which will save me time and most importantly money. I have a flawless credit report. I believe in paying bills on time, makes life much easier. Also having one montly payment for all my cards would be so awesome!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,358.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434802	$14,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434802. Member loan 434802 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Camo Shop LLC	Debt-to-income ratio:	9.85%
Length of employment:	2 years	Location:	Craig, AK

Home town:	Monticello
Current & past employers:	Camo Shop LLC, The Clothes Company/Nancy Lucas
Education:

This borrower member posted the following loan description, which has not been verified:

I started a Business 2 years ago here on Prince of Wales Island. I thought that if I started a business and proved that it worked that was the way to go. I was very wrong. Although I have a good credit score.(725-720-711 through freecreditreport.com as of Aug 15 2009) I am unable to get help. I have found a nitch that this Island needed and filled it. I need to pay off the debt I accumulated and have some working capital. I own the Camo Shop LLC, I sell camouflage clothing, rent out Jeep Wranglers and do Designing. I am the only business on the Island that does ink work and prints. Currently I do prints for the City of Craig, Craig Schools, The Moose Lodge, and many more of the local businesses. This is a great addition to this community. I feel that if my Business debt was paid off and I had some working capital I would be able to use my ability at a higher level. Example : If I could carry inventory I know certain businesses use, I could print quicker, offering better Customer Service. I believe Customer Service is one of the main keys to a successful business. I believe in my business, now I need you to believe in me, my business and my ability. Before I got into my own business I worked at The Clothes Company for 8 1/2 years with the last 4 years Asst. Manager. I am a Little League Coach/Board Member and have been for 4 years. I also volunteer my time in the Schools through the School year. I have been Married for 15 years and still going. With 2 kids 12 and 6 years old. We are very dedicated to life here on Prince of Wales. We jumped in to the Mortgage world 2 years back with a loan through Wells Fargo and a fixed rate of 6.0% . I can't stress enough that I am good for the money. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,360.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434822	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434822. Member loan 434822 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	University of New Mexico Hospital	Debt-to-income ratio:	17.40%
Length of employment:	1 year 4 months	Location:	Albuquerque, NM

Home town:	Rapid City
Current & past employers:	University of New Mexico Hospital, Waxlander Gallery, AvalonBay Communities, Tully's Coffee
Education:	University of Washignton, Santa Fe Community College, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

I just graduated and I currently work as an RN, and I am going to school full time for my graduate degree (which my work pays for). However, in order to get my RN degree I ended up in a mound of credit card debt, accumulated while receiving my education. What I really need is one simple payment, I am so busy that it's hard to remember to log on and pay each of my cards, and the interest rates keep on getting higher! Please help me, and I will someday return the favor!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,595.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434835	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434835. Member loan 434835 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Parker Jewish	Debt-to-income ratio:	16.35%
Length of employment:	2 years 8 months	Location:	ELMONT, NY

Home town:	Kingston
Current & past employers:	Parker Jewish
Education:	Laguardia community college

This borrower member posted the following loan description, which has not been verified:

I would like this loan amount to pay off my credit cards. I am a student and a fulltime employer i used my cards for books and school fees, in the past and at times for food. I am a very relaible person and will pay for my loan. I have been paying for my credit card and was never late but it so hard paying different minium payment on each card when i could just make one full monthly payment on all cards. I would greatly appreciate this loan it would help me a great deal.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,771.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 434960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434960	$11,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434960. Member loan 434960 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,996 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	17.85%
Length of employment:	4 years 8 months	Location:	MIAMI, FL

Home town:	Pennsburg
Current & past employers:	Department of Homeland Security, United States Department of Agriculture
Education:	Millersville University of Pennsylvania, University of Puerto Rico- Mayaguez

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some high rate credit cards

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,040.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434985	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434985. Member loan 434985 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	5.00%
Length of employment:	1 year 5 months	Location:	New York, NY

Home town:	Springfield
Current & past employers:	Self Employed, The Tribune Company
Education:	Animal Behavior College

This borrower member posted the following loan description, which has not been verified:

Thank you for reading. I have been a loyal American Express customer since 1999, I've always paid on time, I make double payments every month and have never had a charge back. Unfortunately, Amex is not rewarding my for my sincere loyalty, instead they have increased my APR from 12.99% to 15.99% in the last year and sent me a letter last week telling me that they intend to raise my APR again to 17.25% in October and add additional fees to my account. My purpose for this loan will be to consolidate my Amex account and close it.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,872.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434993	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434993. Member loan 434993 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	YONKERS RACING CORPORATION	Debt-to-income ratio:	6.97%
Length of employment:	10 months	Location:	POUGHKEEPSIE, NY

Home town:	Wappingers Falls
Current & past employers:	YONKERS RACING CORPORATION, DELAWARE NORTH COMPANIES, MOUNT AIRY #1 LLC, SENECA NIAGARA FALLS GAMING CORPORATION, WHEELING ISLAND GAMING, INC.
Education:	Niagara University

This borrower member posted the following loan description, which has not been verified:

The original drawings for the home we bought several years ago showed a room addition, that we would like to construct now. After a competitive bidding process, the estimated cost of the project is $42,000. We have about half of that amount in cash. We are requesting a loan of $20,000. Since the recent economic downturn, especially in the banking sector, banks have been hesitant to loan ANY money, even to people with excellent income, excellent credit and great paying history. We have excellent credit (770 credit score when I checked last year, with no significant changes to activity since then). We have never failed to pay any obligation both In Full and On Time, since my wife and I started together 20 years ago. I am employed as a CFO for a large casino, and have excellent income also. Of course, I would provide evidence of this as appropriate to secure the loan. We are requesting approval for a loan of $20,000.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,719.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435004	$19,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435004. Member loan 435004 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,451 / month
Current employer:	Aramark Uniform Serives	Debt-to-income ratio:	21.56%
Length of employment:	15 years 4 months	Location:	ROCKFORD, IL

Home town:	Union
Current & past employers:	Aramark Uniform Serives
Education:

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my monthly payments so that it will free up some money to start putting into the savings account. Currently trying to get bills paid is limiting me from doing that.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,526.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435005	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435005. Member loan 435005 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	12.58%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Langhorne
Current & past employers:	PGA Tour, Warner Brothers, Todd Group
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm looking to lend $8,000 and am looking to pay it off in two years. I am looking for the lowest interest rate.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,071.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435039	$19,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435039. Member loan 435039 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	NYPD	Debt-to-income ratio:	12.90%
Length of employment:	16 years 8 months	Location:	New York, NY

Home town:
Current & past employers:	NYPD
Education:	CUNY Kingsborough Community College

This borrower member posted the following loan description, which has not been verified:

Can set up withdrawal directly from my checking

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,541.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435064	$7,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435064. Member loan 435064 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Community HomeOwnership Counseling Services	Debt-to-income ratio:	6.90%
Length of employment:	1 year	Location:	San Jose, CA

Home town:	Fairfield
Current & past employers:	Community HomeOwnership Counseling Services, Punjani Investment Group, as a Real Estate Agent
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

The store I am getting into has been in business or 4 years and doing very well. The competition for this international food store is none in the city itself. Major return customers as this is the only indian grocery store most south asians in the community rely on. Thanks, Sholin Dass

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$5,035.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435117	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435117. Member loan 435117 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	UAW Legal Services Plan	Debt-to-income ratio:	23.22%
Length of employment:	3 years 3 months	Location:	Belleair Beach, FL

Home town:
Current & past employers:	UAW Legal Services Plan
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off credit cards that have had rates recently increased. I always pay on time and have never defaulted on an obligation.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,881.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435170	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435170. Member loan 435170 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,074 / month
Current employer:	City of Phoenix	Debt-to-income ratio:	20.31%
Length of employment:	10 years 8 months	Location:	Phoenix, AZ

Home town:	Danville
Current & past employers:	City of Phoenix, City of Mesa
Education:	University of Arizona - M.L.S., Minot State University - B.S. cum laude

This borrower member posted the following loan description, which has not been verified:

We are hard working people with secure government jobs and yet we can't seem to get ahead. High interest rates are eating us alive! This loan would help us consolidate our debt and take a step towards a better life. I heard of this company on the news and thought well, we need to start somewhere. If we are successful in obtaining this loan we would consider a second. We appreciate your consideration!

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,342.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435182	$2,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435182. Member loan 435182 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Veterans Affairs	Debt-to-income ratio:	1.11%
Length of employment:	2 years	Location:	PHOENIX, AZ

Home town:	Concord
Current & past employers:	Veterans Affairs
Education:	Paradise Valley Community College

This borrower member posted the following loan description, which has not been verified:

i need this loan to make some emergency payments this month

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,025.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435184

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435184	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435184. Member loan 435184 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	The Bank of New York Mellon	Debt-to-income ratio:	6.42%
Length of employment:	5 years 1 month	Location:	DALLAS, TX

Home town:	Irving
Current & past employers:	The Bank of New York Mellon
Education:	The University of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

This loan will be used to complete the finish out of a bonus room and some a site drainage project at my home. I have never defaulted on any loans in the past and will be able to repay this one according to the terms with no problems. I work in the fastest growing area of the most profitable line of business at my company, so my job is very stable.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,818.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435185	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435185. Member loan 435185 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	mundo de fragancias	Debt-to-income ratio:	15.48%
Length of employment:	3 years 2 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	mundo de fragancias, divane disiend
Education:

This borrower member posted the following loan description, which has not been verified:

remodeling inside house

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,321.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435192	$8,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435192. Member loan 435192 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.78%
Length of employment:	1 year	Location:	NATICK, MA

Home town:	Natick
Current & past employers:	Self Employed, Ritz Camera
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I require collateral to start an online business. My ROI would be roughly $600.00 a week. This is easily enough to cover the $273.00 monthly payments. This is a great opportunity available in an up and coming entertainment medium. There is also a second income in the household, no dependents and our rent is minimal. Thank you for taking the time to read this.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,538.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435258	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435258. Member loan 435258 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	CFG LLC	Debt-to-income ratio:	0.41%
Length of employment:	2 years 6 months	Location:	Roswell, GA

Home town:	Houston
Current & past employers:	CFG LLC
Education:	Univeristy of Alabama

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate high interest debt. I took out some very high interest loans two years ago to start a business. The business is doing well but in these economic times, the banks are being ultra conservative with their lending. Therefore, I am hoping that my great credit history will allow me to obtain my loan here.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,287.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435267	$5,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435267. Member loan 435267 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,460 / month
Current employer:	Daimler Financial Services	Debt-to-income ratio:	18.42%
Length of employment:	6 years 4 months	Location:	ARLINGTON, TX

Home town:	brooklyn
Current & past employers:	Daimler Financial Services
Education:	SUNY @ STONYBROOK, CUNY BROOKLYN COLLEGE

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate my credit card so i can get out of debt faster

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	63
Revolving Credit Balance:	$6,638.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 435307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435307	$7,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435307. Member loan 435307 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	County of San Diego	Debt-to-income ratio:	21.80%
Length of employment:	9 years 1 month	Location:	Chula Vista, CA

Home town:	Okinawa
Current & past employers:	County of San Diego
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am using this loan for Nursing school that financial aid didn't cover. ( That included grants and loans.)

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	9
Revolving Credit Balance:	$6,699.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435317	$4,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435317. Member loan 435317 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,467 / month
Current employer:	Harrahs Ent.	Debt-to-income ratio:	1.44%
Length of employment:	3 years	Location:	EGG HARBOR CITY, NJ

Home town:	Monmouth
Current & past employers:	Harrahs Ent.
Education:	Montclair State University

This borrower member posted the following loan description, which has not been verified:

I currently deal poker in Atlantic City, NJ and make $800/week. I am looking to move to Miami, FLA to start a new job as a poker dealer in a new poker room there. I am a good candidate for this loan because I always pay my bills on time and I have excellent credit. This loan will be used to pay for travel expenses, the cost of moving my belongings to FLA, and for settling into a new city. (note : most of my income is made in tips, and goes unclaimed)

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435322	$14,400	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435322. Member loan 435322 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	the phoenix	Debt-to-income ratio:	15.82%
Length of employment:	8 years	Location:	new york, NY

Home town:
Current & past employers:	the phoenix
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to use 1/2 the money to purchase a permanent car space and the other 1/2 to go on vacation with my family.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	20
Revolving Credit Balance:	$8,799.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435338	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435338. Member loan 435338 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,083 / month
Current employer:	Satori Software, Inc.	Debt-to-income ratio:	13.32%
Length of employment:	3 years 2 months	Location:	Auburn, WA

Home town:	Oakland
Current & past employers:	Satori Software, Inc., NDE Professionals, Inc., Whitney Associates, Inc., Bank of America Corp.
Education:	Laney College, Oakland, CA

This borrower member posted the following loan description, which has not been verified:

I have credit accounts with very high rates and would like to consolidate my debt while paying a lower rate so I can put more money towards retirement.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,637.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435341	$16,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435341. Member loan 435341 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,467 / month
Current employer:	Flagstar Bank	Debt-to-income ratio:	11.25%
Length of employment:	2 years 6 months	Location:	CLINTON TOWNSHIP, MI

Home town:	Grosse Pointe
Current & past employers:	Flagstar Bank, Republic Bank, Standard Federal Bank, Faurecia, Nordstrom
Education:	Macomb Community College

This borrower member posted the following loan description, which has not been verified:

To be dilligent about getting myself out of debit I'm looking for a one payment a month. I'm currently paying too much in interest and the credit card companies are raising the interest rates at a frightening speed.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	78
Revolving Credit Balance:	$3,967.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 435384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435384	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435384. Member loan 435384 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sentry Insurance	Debt-to-income ratio:	11.36%
Length of employment:	6 months	Location:	St. Paul, MN

Home town:	Ann Arbor
Current & past employers:	Sentry Insurance
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

I'll be using the money to pay off my full credit card balances left over from college. I'm paying 18% interest on the loans, and would like to reduce that as much as possible, and consolidate it into one monthly payment. I am working as a salaried insurance agent, where I receive a twice monthly salary check, plus commission on any sales I make. I do NOT work on a commission-only structure, and never have to worry about whether or not I'll have income. Having a company car also lowers my costs, as I do not pay for gas, car insurance, or car repair costs. I was a business/finance major in college, and have run several side businesses, including one which I am involved in now. I will have absolutely no problem making payments for this loan, doing so entirely with income outside my main job. I would even like to pay off the loan early if possible. I use Microsoft Excel to track and monitor my budget, income, and spending - all on a spreadsheet that I developed myself. I established and wrote a very successful personal finance blog, while no longer active, is proof of my knowledge in budgeting and finance. I look forward to providing LendingClub investors with a great, reliable return while helping lower my interest rates as well. If you have any questions, I'd be more than happy to answer them. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	8
Revolving Credit Balance:	$10,544.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435412	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435412. Member loan 435412 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Metlife Auto and Home	Debt-to-income ratio:	16.41%
Length of employment:	2 years 2 months	Location:	CHANDLER, AZ

Home town:	San Diego
Current & past employers:	Metlife Auto and Home, Earnhardt Dodge
Education:

This borrower member posted the following loan description, which has not been verified:

for personal/funral

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	55
Revolving Credit Balance:	$22,107.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435421	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435421. Member loan 435421 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Axcess Financial	Debt-to-income ratio:	6.74%
Length of employment:	2 years	Location:	WEST CHESTER, OH

Home town:	Cincinnati
Current & past employers:	Axcess Financial
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,646.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435438	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435438. Member loan 435438 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Nature Publishing Group	Debt-to-income ratio:	11.98%
Length of employment:	4 years 11 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Nature Publishing Group, Wenner Media
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Hello, I am dire need of a loan because I am moving by October 1st and have no other options. I've been working to pay down my debt slowly each month and have just discovered that I will need to move with someone much earlier than I have planned (October 1, 2009 rather than January 31, 2011). Unfortunately, this hasn't given me much time to put away the cash to pay for a security deposit along with first month's rent. I am a young professional who has been employed at my job for the past five years. Although I have debt, each debtor has received a payment from me on time as long as I have held the account. This money would be used to help me move to a more affordable apartment. I can guarantee that you will receive at least the minimum payment each and every month until the loan has been paid in full.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,275.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435440	$9,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435440. Member loan 435440 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,591 / month
Current employer:	Department of Energy	Debt-to-income ratio:	15.85%
Length of employment:	3 months	Location:	GERMANTOWN, MD

Home town:	Morgantown
Current & past employers:	Department of Energy, West Virginia University, National Geographic Television & Film (Intern)
Education:	Allegheny College

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern: I have reached a stage in my life where I am ready to settle down with my long time girlfriend and start a family. Approximately a year ago I moved to be with her, and it was the best decision of my life. She means the world to me and I want to get her the ring of her dreams. People would describe me as enthusiastic, passionate, and driven. I have a secure Government job, good credit, and a history of making payments on-time. Unfortunately I can only afford to make a small down payment on the ring and would like to propose within the next 6 months. This leaves me in a tough scenario as I am also trying to save for a home, but do not see how I can afford to do both without some help. I want to show her how much she means to me, by taking the next step. Thanks so very much.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,002.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435443	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435443. Member loan 435443 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	full service vending co	Debt-to-income ratio:	3.93%
Length of employment:	14 years 2 months	Location:	MOUNT ARLINGTON, NJ

Home town:	Denville
Current & past employers:	full service vending co
Education:

This borrower member posted the following loan description, which has not been verified:

loan to a family member

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,575.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435460	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435460. Member loan 435460 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Advantage IQ	Debt-to-income ratio:	8.28%
Length of employment:	4 years 5 months	Location:	Cheney, WA

Home town:	Simi Valley
Current & past employers:	Advantage IQ, Farmers Ins
Education:	Cal State Northridge

This borrower member posted the following loan description, which has not been verified:

Money will be used to purchase 3 airfare tickets and in country expenses in Kazakhstan. My son and daugher-in-law are adopting a special needs child from there. They were there for 4 months and due to hurdles and delays they had to come home for a a month and a half without her. The hurdles have been overcome and are now ready to go back to finalize the adoption and bring her home. I am accompaning my daughter-in-law the first 3 weeks, then my son will go over closer to the court date. I have excellent credit and a solid job. When you do a credit check, you will see there is a capital one loan for around $9,000.00. That loan was taken out for adoption expenses as well two years ago and my son makes the payment on that loan.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435468	$9,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435468. Member loan 435468 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,575 / month
Current employer:	Parsons Brinckerhoff	Debt-to-income ratio:	9.81%
Length of employment:	10 years	Location:	CARDIFF BY THE SEA, CA

Home town:
Current & past employers:	Parsons Brinckerhoff
Education:

This borrower member posted the following loan description, which has not been verified:

Desiring loan with a better interest rate

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	12
Revolving Credit Balance:	$19,262.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435481	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435481. Member loan 435481 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.59%
Length of employment:	n/a	Location:	torrance, CA

Home town:	Torrance
Current & past employers:	Precision Porsche
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking additional funding for an innovative and unique alternative energy company. Our company manufactures and distributes wind turbines catered for residential and small business use. Currently we have 1500 invoices from potential buyers that we are fully willing to furnish to anyone interested in investing in this unique business venture. Along with providing our current invoices, we are willing to supply any additional documentation a potential investor may require. The funds we seek will be serving the purpose of allowing us to fulfill all of our current orders. This is certainly a promising investment that has a considerably low possibility of default, being that orders are already in hand and just need to be fulfilled. We hope that anyone interested in becoming involved in such a company would contact us. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	1
Revolving Credit Balance:	$8,049.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435495	$11,200	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435495. Member loan 435495 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,688 / month
Current employer:	Robert Half International	Debt-to-income ratio:	16.81%
Length of employment:	4 years 10 months	Location:	Dublin, CA

Home town:
Current & past employers:	Robert Half International
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay off credit card debt to be debt free!

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,843.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435505	$15,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435505. Member loan 435505 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Army National Guard	Debt-to-income ratio:	1.64%
Length of employment:	6 years 3 months	Location:	SELDEN, NY

Home town:	Smithtown
Current & past employers:	Army National Guard, North Shore Motorcycles
Education:	Excelsior College

This borrower member posted the following loan description, which has not been verified:

Hi- My name is Marc, or "Sarge" as I am frequently called. Since returning from my Iraq deployment in '08, I have opened up a small motorcycle parts and accessories store called INFANTRY MOTORCYCLES in the beautiful coastal town of Sayville, Long Island, NY. I have formed my LLC and have my approved Certificate of Authority to collect NYS sales tax. I have received all permits and permissions from the State and local governments. I have advertised in the yellow pages, opened my storefront and my web designer is currently finishing up my web presence. I expect my opening to be between Aug 23 and Sep 1, 2009. .. Although I am operational, I could use some capital for inventory purchases. According to my plan and the model I've followed, I expect to be grossing 30K per month in gross sales by Nov 09, 60K 3 months thereafter with continuous growth. As a Iraq War combat veteran and small business owner, I respectfully request and would appreciate your assistance.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	78
Revolving Credit Balance:	$2,248.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435522	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435522. Member loan 435522 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Northwestern Mutual	Debt-to-income ratio:	22.88%
Length of employment:	12 years 10 months	Location:	Freeport, NY

Home town:
Current & past employers:	Northwestern Mutual
Education:	University of Notre Dame, Fordham University School of Law

This borrower member posted the following loan description, which has not been verified:

This is my second loan with Lending Club. I find the idea to be very positive, and I hate paying banks. I am moving more debt to Lending Club and will continue to make payments on time for the life of this loan.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,282.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435539	$8,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435539. Member loan 435539 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Sam's Club/Wal-Mart	Debt-to-income ratio:	14.26%
Length of employment:	4 years 10 months	Location:	Cincinnati, OH

Home town:	Georgetown
Current & past employers:	Sam's Club/Wal-Mart, Applebee's
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am getting married next spring and need a small loan to cover expenses such as plane tickets for relatives, dresses, tuxedo rentals, flowers, and part of the honeymoon expense. I will be recieving a large sum of money at the beginning of next year in the form of a bonus from my employer to cover the expense of the loan. I have never missed or been late on any of my current installment payments (home and car). I have been at my current place of employment for more than 7 years and have a good credit history.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,304.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435549	$2,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435549. Member loan 435549 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	N/A (self-employed)	Debt-to-income ratio:	1.31%
Length of employment:	1 year	Location:	Sterling, MA

Home town:	Hartford
Current & past employers:	N/A (self-employed), HubCast, NAPC
Education:	University of Vermont

This borrower member posted the following loan description, which has not been verified:

I have started a small business, DBA Pump Salvage, that buys surplus industrial process equipment from closed factories and sells the items for a profit on eBay. I work with an expert in pumps and process equipment that inspects all inventory personally, and understands each item's true market value. We only buy at the lowest possible cost. I handle all sales and marketing, and have set up a website, eBay store, and we have processed a few orders. I created the company logo, and am working on inbound marketing using Google Analytics, and soon will be publishing and blogging to drive site visitors. Our prospects for growth are good, however our sales are entirely driven by market demand, and available inventory, thus the loan request. This loan is small enough that I can personally guarantee the funds, and my credit is excellent.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,373.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435556	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435556. Member loan 435556 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,042 / month
Current employer:	Sherwin-Williams	Debt-to-income ratio:	21.06%
Length of employment:	8 years 6 months	Location:	Leavenworth, KS

Home town:	Leavenworth
Current & past employers:	Sherwin-Williams
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest debt into a smaller monthly payment. I feel I am credit worthy and would like to use my savings to pay down principal on other debt.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,089.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435561	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435561. Member loan 435561 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,603 / month
Current employer:	URS Corporation	Debt-to-income ratio:	6.67%
Length of employment:	18 years	Location:	Berkeley, CA

Home town:	Walnut Creek
Current & past employers:	URS Corporation
Education:	U.C. Berkeley

This borrower member posted the following loan description, which has not been verified:

The loan content is for home improvement for my house in the Berkeley hills, California. I intend to extend the dormers in an upstairs room to the edges, thereby making the space larger. And also to level the front porch, which has sagged over the decades since my grandparents built this house in 1923. In addition, I need to replace the old knob-and-tube wiring with modern cable, and sand and finish the floors. I also want to pay off a Wells Fargo credit card.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,107.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435588	$17,800	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435588. Member loan 435588 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Wallstreet Systems	Debt-to-income ratio:	19.23%
Length of employment:	1 year 1 month	Location:	LYNDHURST, NJ

Home town:	Buffalo
Current & past employers:	Wallstreet Systems, Citibank, Six Flags, Lasertron, Tim Hortons, Walh Performing Arts Studios, Silvertree Productions
Education:	SUNY at Buffalo, SUNY College at Buffalo, Fordham University, Niagara University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. I've been fortunate enough in the last year to secure a great paying job which has made life much more comfortable but I'm bogged down with high interest rate credit that significantly extends the pay off time.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,300.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435594	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435594. Member loan 435594 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	6.89%
Length of employment:	15 years	Location:	Sandy, UT

Home town:	Salt Lake City
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Purchasing an existing tanning salon. Salon has been in business for 6+ years. Net profit for the last 3 years has been between 30k and 40K each year. Purchase price for the business is 92K. I have 80K on hand and am looking for additional 20k to complete purchase and working capital.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,079.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435599	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435599. Member loan 435599 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	House & Home, Inc	Debt-to-income ratio:	10.71%
Length of employment:	5 years 6 months	Location:	Ponte Vedra Beach, FL

Home town:	Louisville
Current & past employers:	House & Home, Inc, Hillin Homes, Inc
Education:	University of West Georgia

This borrower member posted the following loan description, which has not been verified:

We are attempting to consolidate $20,000 of high interest credit card debt at the company I own. We currently have good cash flows and signed contracts for construction moving forward. We have been very fortunate to have weathered the current financial storm better than most in our industry. We are looking to reduce our monthly cost as efficiently as possible and run as lean as possible moving forward. The company has land assets with no debt, equipment with no debt. We are simply looking at this opportunity to save money by being able to eliminate the high interest credit cards. Thank you for considering this loan.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,649.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435606	$8,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435606. Member loan 435606 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	camelot pool company	Debt-to-income ratio:	10.12%
Length of employment:	4 years	Location:	JONESBORO, GA

Home town:	Gulf Shores
Current & past employers:	camelot pool company
Education:	Clayton State University, Georgia State University

This borrower member posted the following loan description, which has not been verified:

i am trying to conslidate all of my credit card debt into one monthly payment at a lower interest rate.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,884.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435612	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435612. Member loan 435612 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Sapient Corporation	Debt-to-income ratio:	10.90%
Length of employment:	1 year 4 months	Location:	New York, NY

Home town:	Baltimore
Current & past employers:	Sapient Corporation, Deutsche Bank
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my high-rate credit cards. As you know, the card companies are raising all of their rates. I always pay my bills on time. You will receive your money with interest as planned. Thank you in advance.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,497.00	Public Records On File:	1
Revolving Line Utilization:	90.30%	Months Since Last Record:	43
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435617	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435617. Member loan 435617 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,917 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	17.68%
Length of employment:	1 year 11 months	Location:	Round O, SC

Home town:	Philadelphia
Current & past employers:	Wal-Mart Stores, CVS/Pharmacy
Education:	Shaw University, Temple Univeristy School of Pharmacy

This borrower member posted the following loan description, which has not been verified:

My newly constructed home is almost complete, and I have persued other avenues to getting the funds to complete the project, so once you pull my credit, it will reflect multi-inquiries.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,572.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435618	$1,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435618. Member loan 435618 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Dedola Global Logistics	Debt-to-income ratio:	7.25%
Length of employment:	1 year 10 months	Location:	Westminster, CA

Home town:	Torrance
Current & past employers:	Dedola Global Logistics, Hankyu Int'l Transport
Education:	California State Polytechnic University-Pomona

This borrower member posted the following loan description, which has not been verified:

Would like just 1 monthly payment to payoff all my credit cards.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,820.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435619	$1,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435619. Member loan 435619 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	17.65%
Length of employment:	9 years 2 months	Location:	Canoga Park, CA

Home town:	Los Angeles
Current & past employers:	Los Angeles Unified School District
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

My name is Christine Selem and I am a National Board Certified Elementary School Teacher. I have been continuously employed with Los Angeles Unified School District for the past nine years. I have credit card debt due to uninsured dental expenses and I was a recent victim of an on-line scam. I am determined to get out of credit card debt. I have the income to pay my monthly minimum payments and have done so, but as we all know that is not a way to get out of debt in an efficient way. I have recently payed off one credit card and I am going to pay off another credit card next month. While this is encouraging and motivating, I still have a huge mountain of debt to climb. I am not able to refinance my condominium for debt consolidation because I have no equity due to the down turn in the real estate market. I have a reliable income stream and I have consistently payed all my creditors as agreed. Please consider my request for this loan. Thank you.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,106.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435666	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435666. Member loan 435666 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Discovery Contracting, LLC	Debt-to-income ratio:	0.40%
Length of employment:	2 years 1 month	Location:	Pittsburgh, PA

Home town:	Pittsburgh
Current & past employers:	Discovery Contracting, LLC, West Penn Hospital
Education:	Clarion University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am interested in getting a loan to buy a 4 unit apartment building and repair it to be rented. The building needs a little work with my partner and myself completing all the necessary repairs since we are in the remodeling business. The building needs some new plumbing work due to someone breaking into it and stealing some copper. Three of the four units just need some cosmetic work and the four needs a kitchen and bath also. The units will rent between $400 - $450 a month plus a two car garage that will rent for $125 a month. There will also be laundry on site to generate income. We plan on renovating and getting all the units rented out in the first two months generating cash flow of at least $1725 a month.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	82
Revolving Credit Balance:	$291.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435681	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435681. Member loan 435681 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Conidien Inc	Debt-to-income ratio:	1.82%
Length of employment:	2 years	Location:	newington, CT

Home town:	Newington
Current & past employers:	Conidien Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I need to purchase the materials needed to reod my kitchen and bathrooms. I have tried going to traditional lenders but they will not give me any funding. I have always paid my bills and never once have I allowed my self to get into bad trouble with my debt. I am trust worthy and really need to complete my home. Please help! Thanks Bonnie

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435743	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435743. Member loan 435743 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Vector Wealth Management	Debt-to-income ratio:	6.87%
Length of employment:	2 years 10 months	Location:	Saint Paul, MN

Home town:	Zap
Current & past employers:	Vector Wealth Management, Paychex
Education:	Minnesota State University-Mankato

This borrower member posted the following loan description, which has not been verified:

I have approximately 6 years left of a 12.89%, 10 year loan over which I will pay approx. $3,200 in interest. I have two goals. One is to pay off the loan faster and the other is to pay less in interest. I have never been late on a payment, for anything and I have never defaulted on a credit card or line of credit in the past. I simply want to improve the economics of this loan. Thanks!

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,136.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435758	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435758. Member loan 435758 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Home Care Assistance	Debt-to-income ratio:	5.59%
Length of employment:	1 year 5 months	Location:	Newtown, PA

Home town:	Philadelphia
Current & past employers:	Home Care Assistance, Specialized Education Services, Inc. (formerly Kids 1), Goldenberg/Rosenthal CPA's
Education:	Temple University, Harvard Business School - Executive Education

This borrower member posted the following loan description, which has not been verified:

I own Home Care Assistance, which is located in Doylestown, PA. It is a solely-owned franchise of a similarly-named franchisor, which offices are in Palo Alto, California. We provide the services and resources to enable seniors to remain at home as they age, as an alternative to insitutional care. Studies have shown that elderly adults fear nursing homes more than death. Moreover, 89% of them would prefer to remain at home as they age (sometimes referred to as "aging in place.") We visit with the elderly person at his or her home, along with family members who wish to attend. We perform a medical background check and a needs assessment, both of which are utilized to develop a care plan, as well as to match the client up with the most appropriate caregiver. Our caregivers are experienced, rigorously-screened, employed by the Company and all are bonded and insured. We pay our caregivers weekly and bill our clients weekly. We opened our doors during July, 2008 and our first revenues were earned during August - approximately $1,100. In calendar year 2009, our revenues are budgeted to be approximately $225,000. We provided approximately 761 hours of home care service during June, 2009 at an average rate of $23.36 per hour. We are requesting the working capital line because we sometimes fall short paying our vendor invoices - primarily payroll, as we wait until receivables are collected.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	10
Revolving Credit Balance:	$19,362.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435771	$9,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435771. Member loan 435771 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	AMN Healthcare/MHA Group	Debt-to-income ratio:	24.56%
Length of employment:	4 years 3 months	Location:	Lewisvlle, TX

Home town:	Alma
Current & past employers:	AMN Healthcare/MHA Group, Medical Contracting Services, Inc.
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Loan Application # 34775897 (from LendingTree.com)

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	19
Revolving Credit Balance:	$49,128.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435798	$6,775	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435798. Member loan 435798 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	State Of Florida	Debt-to-income ratio:	0.89%
Length of employment:	27 years	Location:	JUPITER, FL

Home town:	Bronx
Current & past employers:	State Of Florida
Education:	Stetson Law School, Florida International University

This borrower member posted the following loan description, which has not been verified:

We are helping our son purchase a truck which he needs to get to work.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,890.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435800	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435800. Member loan 435800 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	dynacraft inc	Debt-to-income ratio:	3.01%
Length of employment:	4 years 5 months	Location:	vallejo, CA

Home town:	Kentfield
Current & past employers:	dynacraft inc
Education:	heald college

This borrower member posted the following loan description, which has not been verified:

consoildate bills, what make me a responsible candidate is that I have never been late with any kind of bill in the last five years. I have a secure job, I been on my job for fours years

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,888.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435813	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435813. Member loan 435813 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Wealth Conservation Group, Inc.	Debt-to-income ratio:	7.88%
Length of employment:	3 years	Location:	Ronkonkoma, NY

Home town:	Miller
Current & past employers:	Wealth Conservation Group, Inc., New York Life Insurance Company
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

I have excellent credit, a great job with consistent income and have never had a delinquency. I am looking to consolidate some of my credit cards and pay them off with a consistent monthly payment.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,400.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435815	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435815. Member loan 435815 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Roanoke Wreck Repair Inc.	Debt-to-income ratio:	16.02%
Length of employment:	2 years	Location:	Roanoke, VA

Home town:	Roanoke
Current & past employers:	Roanoke Wreck Repair Inc., Member One Federal Credit Union
Education:	Roanoke College

This borrower member posted the following loan description, which has not been verified:

Consolidate 2 credit cards to one personal loan fixed rate

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,520.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435817	$19,425	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435817. Member loan 435817 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,421 / month
Current employer:	McDonald Law Corporation	Debt-to-income ratio:	24.83%
Length of employment:	5 years 8 months	Location:	ANTIOCH, CA

Home town:	Haiku
Current & past employers:	McDonald Law Corporation, Petco Animal Supplies
Education:	New York Institute of Technology-Old Westbury

This borrower member posted the following loan description, which has not been verified:

Hi all. I would like to get a better handle on my credit card debt situation. For years, my husband has had a hard time keeping a steady job in this unstable economy, and as a result, we have had to use credit cards for a lot of our expenses. We are both stable and working full-time jobs now, and want to wrangle our debt to creditors. As most know, interest rates have been risen on almost all credit cards to an extremely high/displeasing amount, and we would rather give our money to actual people as investors rather than the credit card giants. It would also be great to be able to have ONE monthly payment versus 10. Thank you!

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	44
Revolving Credit Balance:	$15,432.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435870	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435870. Member loan 435870 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,191 / month
Current employer:	Lee & Associates Management	Debt-to-income ratio:	19.99%
Length of employment:	2 years 6 months	Location:	Seattle, WA

Home town:	Mount Vernon
Current & past employers:	Lee & Associates Management, McDonalds, Allied Barton, OSSI
Education:	Bellevue Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I was inolved in a sports injury approximately 18 months ago that severely altered my physical features. Since my family and I did not have the money or insurance for necessary and proper healthcare for me, I was forced to seek private donors and charities who generously helped me in my time of need. There was however a portion of the fees that I was forced to pay for, money which I did not have, so I searched for financing. I was approved for a Capital One Healthcare 18 months interest free loan based on my credit history and a personal letter I sent with my application. I have paid approximately $8,000 of the principal since that time. The loan must be paid off by September 08, 2009 in order to avoid retroactive interest amounting to approximately $3,500. I am not going to be able to come up with the money on my own before my loan must be cured. I really need the last $5,000 in order to avoid this devastating fee. I am responsible with money and I care about my credit. I will pay you back and follow the rules set out in the loan agreement. This would really mean the world to me. Thank you for taking time to read this letter. Thank you, Chandler Walley

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435871	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435871. Member loan 435871 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,144 / month
Current employer:	retired	Debt-to-income ratio:	5.88%
Length of employment:	n/a	Location:	Arlington, TX

Home town:	Baltimore
Current & past employers:	retired
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We recently started up a new corporation to expand some business activities that have been done part time for a few years. We feel we have gained the experience and understand our local economy enough to make this new corporation grow quickly. This is a start up business and we have not generated much income in the corporate name to date. We have recently set up the corporation, the bank accounts, etc. and are ready to do business in the corporate name. Until now money has been made by buying and selling cars and trucks, antiques and collectibles, tools and musical instruments, camping gear and knives, mobile homes and R/V's. We wish to continue this and expand our efforts to a whole new level. Our local economy on average has many people who are on the lower spectrum of the national average income levels. There is a huge need for good, inexpensive, used items that we sell, during this economic downturn. Everything we buy eventually gets sold with very little effort. Currently, demand is higher now since our local economy continues to suffer. The major stockholder is the one guaranteeing this loan, but two other people will manage the daily operations. The use of the loan, and repayment of the loan will be managed by a fourth individual. Between us all, we have decades of business experience. We also have many years of part time experience buying and selling these items which has always been profitable. We have a long term business plan and this is the next step towards this plan. We wish to use this money to purchase inventory (cost of goods sold). With this inventory we will generate the cash flow to fund our longer term goals. We will continue to reivest the cost of goods sold portion of future sales to maintain a high inventory. Payback can be done even without selling any inventory, but we do expect to make money off of this inventory, which will make it even easier to pay back this loan

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,195.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435880	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435880. Member loan 435880 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Therapy Management Coporation	Debt-to-income ratio:	21.80%
Length of employment:	2 years 6 months	Location:	Dallas, TX

Home town:
Current & past employers:	Therapy Management Coporation
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to close all credit cards and consolidate debt if possible.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	67
Revolving Credit Balance:	$39,926.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435921	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435921. Member loan 435921 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	Hi Lex Controls, Inc	Debt-to-income ratio:	1.12%
Length of employment:	4 years	Location:	Bloomfield Hills, MI

Home town:	Ferndale
Current & past employers:	Hi Lex Controls, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like this loan to help purchase a reliable low-mileage automobile. My current vehicle is beginning to become worrisome. This loan, in addition to my savings I have set aside, would allow me to buy a car I can depend on for years, rather than buy something that could put me in this same situation a year from now. I have over five years of completely unblemished credit history, excellent debt to income ratio, and a good, stable job at a strong automotive supplier. Credit blemishes that occurred when I was younger and had less reliable income jobs are preventing me from getting reasonable interest rates. My rocky start to financing is long in the past, but not quite long enough yet. The road to repair has been long, but this loan should also put me over the hump and in the clear completely. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	56
Revolving Credit Balance:	$1,536.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 350904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
350904	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 350904. Member loan 350904 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Philips	Debt-to-income ratio:	22.18%
Length of employment:	1 year	Location:	Alpharetta, GA

Home town:	Claremont
Current & past employers:	Philips, Cornerstone Media Group, Warranty Cororation of America
Education:	The Art Institute of Atlanta

This borrower member posted the following loan description, which has not been verified:

I am a young, professional working mom looking to consolidate debt into a lower interest rate. Due to my son's health problems, we have collected more debt than I am comfortable with between home improvement, credit card, and medical debts.

A credit bureau reported the following information about this borrower member on June 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,170.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 357374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
357374	$6,350	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 357374. Member loan 357374 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,250 / month
Current employer:	Self employed	Debt-to-income ratio:	14.08%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Self employed, San Francisco State University
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

We have three credit cards we are slowly paying off. Each has less than three thousand dollars. Keeping up on the three payments is burdensome and the interest rate on one of the cards is exorbitantly high. Consolidating the debt to one manageable payment will ease the strain on our household. My wife is an immigration lawyer and I am a teacher

A credit bureau reported the following information about this borrower member on October 7, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,948.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 360434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360434	$18,225	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360434. Member loan 360434 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Aquarius Company Inc.	Debt-to-income ratio:	14.34%
Length of employment:	7 years	Location:	Dallas, TX

Home town:	Binghamton
Current & past employers:	Aquarius Company Inc., Land Advisors Organization
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I have really good credit and intend to keep it that way but Bank of America is killing me and will not lower my APR. Great ooportunity to help me and earn a respectable interest rate. Let's make this a win win situation. Thanks for your interest.

A credit bureau reported the following information about this borrower member on October 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	12
Revolving Credit Balance:	$34,821.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 372947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372947	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372947. Member loan 372947 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	The Evergreen Corporation dba Evergreen Construction	Debt-to-income ratio:	17.64%
Length of employment:	1 year 6 months	Location:	Atlanta, GA

Home town:	Florence
Current & past employers:	The Evergreen Corporation dba Evergreen Construction
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

This loan will payoff the balance left on the engagement ring as well as the rehearsal dinner and honeymoon package. I would rather get the loan from Lending Club than carry it on my credit card for the next couple of years or so.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,398.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386188	$9,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386188. Member loan 386188 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Snohomish Fire & Rescue	Debt-to-income ratio:	9.51%
Length of employment:	4 years 8 months	Location:	Snohomish, WA

Home town:
Current & past employers:	Snohomish Fire & Rescue
Education:

This borrower member posted the following loan description, which has not been verified:

Support American Family Farms! We just signed a lease for an additional 480 acres. We will be growing barley, wheat, canola, corn, and mustard. We have all the money for the lease, we just need a little extra to help pay for seed, fuel, etc. Our family has been farming at this loaction for 85 years, so we already haved the equipment, know-how, etc. We have a contract in place for half of our crops, and buyers lined up for everything we produce. I also have a job as a full-time firefighter, so no matter what, we will make the loan payments.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	35
Revolving Credit Balance:	$17,105.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405643	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405643. Member loan 405643 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,800 / month
Current employer:	US Navy	Debt-to-income ratio:	1.33%
Length of employment:	11 years 8 months	Location:	Lemon Grove, CA

Home town:	Indianapolis
Current & past employers:	US Navy, Cameron Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to buy the parts and build my dream car. I am a reliable canidate for a loan. I have an excellent credit history, a very stable job in the United Sates Military, with a gauranteed income.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,279.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414608	$3,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414608. Member loan 414608 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Caterpillar Inc.	Debt-to-income ratio:	1.80%
Length of employment:	2 years 5 months	Location:	Groveland, IL

Home town:	Seoul, South Korea
Current & past employers:	Caterpillar Inc.
Education:	Bradley University

This borrower member posted the following loan description, which has not been verified:

I would like to have all of my debt in one easy place to pay off.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,087.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426389	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426389. Member loan 426389 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,667 / month
Current employer:	Naval Air Systems Command	Debt-to-income ratio:	7.14%
Length of employment:	29 years 4 months	Location:	Solomons, MD

Home town:	Philadelphia
Current & past employers:	Naval Air Systems Command
Education:	University of Maryland-University College, Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

Balance originally $16,000 it is now down to ~$11,000. Credit Card company gave me a term of 3.99% balance for life of balance. Never, ever late; always paid more than the minimum. Credit Card company unexpectedly changed the rate. Very unhappy with the company - they do not deserve my business. Request a loan to pay off cc company.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,162.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434680	$6,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434680. Member loan 434680 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	ryder	Debt-to-income ratio:	2.67%
Length of employment:	2 years 1 month	Location:	HARVEY, IL

Home town:
Current & past employers:	ryder
Education:

This borrower member posted the following loan description, which has not been verified:

Me and my wife are looking to add more spice to our home.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,210.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434791	$14,675	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434791. Member loan 434791 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Tomo Susi	Debt-to-income ratio:	23.54%
Length of employment:	2 months	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Tomo Susi
Education:	De Anza College

This borrower member posted the following loan description, which has not been verified:

Paying off credit card balance Visa, Discover, and Citi Master

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,564.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435167	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435167. Member loan 435167 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Vraj Construction LLC	Debt-to-income ratio:	10.14%
Length of employment:	1 year 9 months	Location:	Yardley, PA

Home town:	Baroda
Current & past employers:	Vraj Construction LLC, Vaso Inc.
Education:	MS Univercity

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Shrutep Amin and I own small Construction Business with anual sales between 800k to 1 Mil. I am looking to buy 11 unit appartment with rental income, so i am looking for some lender and i can afford to give you aroud 8% of interest. Please replay me. Thank You.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	33	Months Since Last Delinquency:	6
Revolving Credit Balance:	$14,702.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435298	$2,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435298. Member loan 435298 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Westerly & Northstar	Debt-to-income ratio:	8.45%
Length of employment:	2 years	Location:	Bellflower, CA

Home town:	Milwaukee
Current & past employers:	Westerly & Northstar, St. Luke's Episcopal Church
Education:	University of California-Davis (UC Davis), California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I would like to acquire a loan with a low interest rate, and with low monthly payments.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435603	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435603. Member loan 435603 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	macys	Debt-to-income ratio:	6.90%
Length of employment:	2 years	Location:	FORT LAUDERDALE, FL

Home town:	youngstown
Current & past employers:	macys, prc, paragon group
Education:	Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate all of my credit card amounts into one simple easy monthly payment. My ideal goal is to buy a house and I believe this is the fastest way to achieve this goal, as well as piece of mind knowing my debt will be paid with one easy amount monthly. I have outstanding credit history as well as an outstanding fico score. This is a pure blessing.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,417.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435614	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435614. Member loan 435614 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	B.I. Chemicals	Debt-to-income ratio:	13.96%
Length of employment:	2 years 4 months	Location:	Chester, VA

Home town:	Chicago
Current & past employers:	B.I. Chemicals, Eli Lilly and Company, Abbott Laboratories, MedImmune
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. In addition, I would like to convert my credit card debt into simple interest.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	66	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,932.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435811	$9,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435811. Member loan 435811 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,525 / month
Current employer:	Atlantic Express	Debt-to-income ratio:	2.78%
Length of employment:	7 years 10 months	Location:	sunnyside, NY

Home town:	colombia
Current & past employers:	Atlantic Express
Education:	citucar

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay medical exam and unexpected expenses

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,555.00	Public Records On File:	1
Revolving Line Utilization:	49.40%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435909	$2,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435909. Member loan 435909 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,899 / month
Current employer:	Bridgeway Church	Debt-to-income ratio:	17.06%
Length of employment:	10 years	Location:	Oklahoma City, OK

Home town:	Columbus
Current & past employers:	Bridgeway Church
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

Looking to bridge the gap between one lease and another. Utility deposits, moving truck, security deposit, etc. Husband is starting police academy in a new city in October.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,043.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435946	$4,575	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435946. Member loan 435946 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Duval Multi-Residential Services Inc	Debt-to-income ratio:	18.14%
Length of employment:	3 years 2 months	Location:	atlantic beach, FL

Home town:	jacksonville
Current & past employers:	Duval Multi-Residential Services Inc
Education:	FCCJ,UNF,FSU

This borrower member posted the following loan description, which has not been verified:

i am wanting to consolidate my debts and lower my intrest rates.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,934.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435953	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435953. Member loan 435953 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,875 / month
Current employer:	Paladin Logic, Limited	Debt-to-income ratio:	11.63%
Length of employment:	2 years 1 month	Location:	Irving, TX

Home town:	Watertown
Current & past employers:	Paladin Logic, Limited, Club Corporation, Collective Technologies, Raytheon, Texas Instruments, United States Air Force
Education:	Pennsylvania State University-Main Campus, Air Force Institute of Technology, University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

This bridge loan is sought to help finance Paladin Logic's operating expenses during the next 6 months. The principle founder of Paladin Logic has a Ph.D. in Computer Science and decades of experience leading development teams and managing the business of software development. As an adjunct professor of Computer Science, teaches classes in Software Security to large, prime contractors. Paladin Logic is the Dallas-Fort Worth partner for xTuple - the premier, commercial, open-source ERP/MRP solution. Experienced at customizing this solution for small-/mid-sized manufacturers, Paladin Logic is aggressively marketing this cost-effective solution to potential customers in the Metroplex. Paladin Logic is an experienced iPhone developer with one application awaiting approval by Apple and another application nearing completion. A third application is already prototyped and will be completed by the end of September. Paladin Logic is actively marketing its capabilities as an iPhone developer to produce "enterprise" iPhone applications for clients. Paladin Logic is a service disabled veteran owned small business (SDVOSB) in the software engineering domain. As an SDVOSB, Paladin will benefit from the 3% set-aside on federal government projects of greater than $500,000. Paladin Logic is well-positioned to take advantage of the planned expansion of federal government spending.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,567.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435960	$12,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435960. Member loan 435960 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Now Technologies, Inc.	Debt-to-income ratio:	12.94%
Length of employment:	2 years	Location:	Middle River, MD

Home town:	Baltimore
Current & past employers:	Now Technologies, Inc., Transplant Resource Center of Maryland
Education:	Advanced Technology Institute

This borrower member posted the following loan description, which has not been verified:

I'm in the middle of a home improvement project and need some money to finish the project. I have a very well paying job and it's secure. Please advise. Thank you, Matt Deskin

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,453.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435969	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435969. Member loan 435969 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,750 / month
Current employer:	Quest Software	Debt-to-income ratio:	16.51%
Length of employment:	n/a	Location:	jackson, CA

Home town:	Los Gatos
Current & past employers:	Quest Software, Bell Microproducts
Education:	SDSU

This borrower member posted the following loan description, which has not been verified:

A few years ago I started my own public relations and marketing consultancy - it had it's ups and downs but the big lesson I learned was that in this time of my life stability and consistency is more important to me than chasing my dream without appropriate start-up capital. I've gotten the majority of it paid off and am down to my last $25K. I have a great job (in-house) now, managing international market strategy for a good sized software company. This loan will make it so much easier for me to get this debt behind me. I've been paying down some revolving rate cards that I used to support my business. With the amount of travelling I do for my current position, managing that debt can be quite cumbersome and it would be so much more manageable to have one payment instead of multiples with varying interest rates. I have very good credit - i pay everything on time and can assure you I am a good investment. Thank you very much for your consideration. I really appreciate it. thank you, Heather

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,727.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435974	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435974. Member loan 435974 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,719 / month
Current employer:	CA Department of Finance	Debt-to-income ratio:	7.42%
Length of employment:	2 years 9 months	Location:	Sacramento, CA

Home town:	Sacramento
Current & past employers:	CA Department of Finance
Education:	Hillsdale College

This borrower member posted the following loan description, which has not been verified:

I just finished fixing up a new house that I purchased. I ended up putting a lot on credit cards. I have a full time government job where I should be getting 2 substantial raises over the next year and a half. I would like to cut down on the interest I am paying.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,141.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435987	$13,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435987. Member loan 435987 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,883 / month
Current employer:	JG Boswell Company	Debt-to-income ratio:	7.98%
Length of employment:	2 years 2 months	Location:	CORCORAN, CA

Home town:	Hanford
Current & past employers:	JG Boswell Company, Vollmer, Daniel, Gaebe, & Grove CPA, Michael Oxenreider CPA, Keenan Farms Inc, Total Pay Management, Ruiz Food Products, Supercuts, Kings County Job Training Office
Education:	West Hills Community College, College of the Sequoias, California State University-Fresno (CSU Fresno), University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Hello All, I am really ashamed to have to resort to applying for a personal loan, but my credit card debt is getting out of control. I have always been the one to take care of everyone else, now I am going further in the hole by the 24.5%+ interest I am receiving on my credit cards. I work full-time as an entry level accountant for a very stable agricultural company. I am also a full-time student, through the University of Phoenix On-Line program working towards completing my Masters in Business/Accounting sometime May 2010. I am divorced and raising a beautiful child on my own and just got stuck in the rut of using my credit cards to bail me out when times got tough. Now, I am making the minimum payments and not putting a dent into the principle balances. I wanted to apply for a 2 year loan, but Lending Club focuses on 3 year terms. I am determined to pay off this loan before the 3 year maturity. I really appreciate anyone who is willing to consider my situation and provide that heavenly sent help to get me back on track, if not for me and my future, for my child's, as well. Thank you for the consideration.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,683.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436010	$19,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436010. Member loan 436010 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Silverado Resort	Debt-to-income ratio:	19.32%
Length of employment:	10 years 5 months	Location:	Hidden Valley Lake, CA

Home town:
Current & past employers:	Silverado Resort
Education:

This borrower member posted the following loan description, which has not been verified:

I have two major credit cards and two retail specific credit cards that I would like to consolidate. I am sick of having debt and the wife and I have made a pact to get out from under this debt. I am very credit worthy and have never missed a payment and been late only a couple times in the last 10 years of having credit cards. I have just bought a house and I'm now paying less to own than I was paying to rent.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,855.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436017

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436017	$20,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436017. Member loan 436017 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Automatic Data Processing Inc.	Debt-to-income ratio:	13.83%
Length of employment:	10 years 11 months	Location:	Sugar Hill, GA

Home town:	Memphis
Current & past employers:	Automatic Data Processing Inc., Blockbuster
Education:	University of Phoenix-Online Campus, University of Phoenix-Online Campus - Masters

This borrower member posted the following loan description, which has not been verified:

During times of economic recession, families look for less expensive ways to entertain themselves. KB Moviebox, LLC (also referred to as the Company) is a start-up business that will tap into the need for low-cost entertainment in northern Georgia. The Company will place movie-vending kiosks in apartments, office buildings, and retail businesses in the area, in a concept similar to the popular Redbox. The Company will begin operations in August 2009. The movie vending industry is currently dominated by only one player: Redbox. Within six years of operations, Redbox has created an industry that is responsible for the rental of 7.5 million movies weekly. Redbox machines typically make $30,000 in sales during their first year in a location, maxing out at $50,000 by the third year. KB Moviebox will tap into this industry, targeting the North Georgia region. The Company will gain customers from virtually every demographic segment, since low cost forms of entertainment generally hold steady during times of recession. Competition will come from Redbox, Netflix, and Blockbuster. KB Moviebox will increase its competitive foothold in the area by selecting locations with strong foot traffic that have not already been covered by Redbox. KB Moviebox will deploy a targeted advertising campaign to generate interest in its kiosks. The Company initial marketing strategy will include a user-friendly website, e-mail blasts, frequent promotions, and prominent outdoor signage. KB Moviebox also anticipates increased interest in its kiosks as a result of positive word of mouth referrals from satisfied customers. Through these methods, KB Moviebox intends to develop a strong reputation as an affordable and convenient method of obtaining quality DVDs, games, and Blu-Ray discs for same-day use. Shannan Ulm will own and operate the Company. Ms. Ulm is currently employed as an eLearning Specialist at Automatic Data Processing. Prior to this position, Ms. Ulm worked as an Instructional Developer, as well as a Service Trainer and Field Associate, at Automatic Data Processing. She gained valuable experience in the video rental industry working as an Assistant Manager at Blockbuster Video for more than two years, and as a Customer Service Representative at Cox Video. Ms. Ulm received her Master of Business Administration degree in Technology Management, as well as a Bachelor of Science degree in Information Technology, from the University of Phoenix. To achieve the Company objectives, KB Moviebox, LLC is seeking $25,000 in funding. The loan will be repaid from the cash flow of the business.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,153.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436018	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436018. Member loan 436018 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Chico's, FAS	Debt-to-income ratio:	12.48%
Length of employment:	1 year 2 months	Location:	Plano, TX

Home town:	New Orleans
Current & past employers:	Chico's, FAS, Delta Queen Steamboat Company
Education:	University of Mississippi Main Campus

This borrower member posted the following loan description, which has not been verified:

I have been chasing my tail trying to pay off debt for years and don't seem to get anywhere. Knowing that it would be payed off in three years allows me to see a light at the end of the tunnel. My personal goal is to be debt free by the age of 35. Currently, I am unable to plan or save for retirement. As a single, working woman, I realize the sooner I start planning for the future the better. I just can't seem to pay off my past. In our current economic crisis the credit card companies have raised my interest rates for no reason and the extra money I could have put into retirement is going to the credit card companies. If they keep raising my interest rates, I'll never see a light at the end of the tunnel. I am a responsible individual who makes her payments on time and in full. I take full responsibility for my debt and am looking for a way to make substantial headway.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,499.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436027	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436027. Member loan 436027 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	ANHEUSER BUSH SALES OF CANTON	Debt-to-income ratio:	9.38%
Length of employment:	11 years 4 months	Location:	MASSILLON, OH

Home town:	Massillon
Current & past employers:	ANHEUSER BUSH SALES OF CANTON
Education:	Kent State University-Stark Campus

This borrower member posted the following loan description, which has not been verified:

This loan is only a bridge to finish construction of a large addtion on our home we would be refinaning and consolidation within a year we went over budget by 9000.00 aprox

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,968.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436032	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436032. Member loan 436032 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,433 / month
Current employer:	Griffin Fence	Debt-to-income ratio:	10.75%
Length of employment:	7 years	Location:	LAKE PLACID, FL

Home town:	Merced
Current & past employers:	Griffin Fence, The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit cards but would like a longer payment period.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,849.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436061	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436061. Member loan 436061 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Jolley Urga Wirth Woodbury & Standish	Debt-to-income ratio:	18.81%
Length of employment:	4 years 2 months	Location:	Las Vegas, NV

Home town:	Tucson
Current & past employers:	Jolley Urga Wirth Woodbury & Standish, Bank of America
Education:	University of Nevada-Las Vegas, William Boyd School of Law (UNLV)

This borrower member posted the following loan description, which has not been verified:

I am a second time borrower from Lending Club. The first loan was to consolidate high interest credit cards and pay for my wedding. I was able to pay the loan off in full after nine months! I am now purchasing my first home. It is a foreclosure, has been vacant and is need of some TLC. However, the neighborhood is beautiful, the yard is amazing and the schools are some of the best in the city. Initially, I tried to obtain an FHA loan (203K loan) to cover up to $35,000.00 of repairs and improvements. However, one week prior to closing HUD shut down the company that was underwriting that loan! I had already had the home inspected and finalized my bid with the general contractor for flooring, interior and exterior paint and remodeling of two of the bathrooms. The loan would not have covered the landscaping and pool repairs that are required, but we have saved enough to cover those expenses. So here I am, ready to fix up my new house!

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 436078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436078	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436078. Member loan 436078 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	sodexo	Debt-to-income ratio:	6.45%
Length of employment:	1 year 2 months	Location:	Burlington, NJ

Home town:	Great Falls
Current & past employers:	sodexo, Military
Education:	The Culinary Institute of America

This borrower member posted the following loan description, which has not been verified:

I would like a personal loan to pay for some car repairs and also I will be moving from New Jersey to Georgia the beginning of Sept. and I will need some money for that too.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436089	$12,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436089. Member loan 436089 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Department of State	Debt-to-income ratio:	10.91%
Length of employment:	2 years 6 months	Location:	RESTON, VA

Home town:	Arcade
Current & past employers:	Department of State, Pioneer Credit Recovery, Vector Marketing
Education:	Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

After college, while looking for a job, I racked up a large amount of credit card debt. When I finally found a permanent job working for the State Department, my loan amount had skyrocketed to over $10,000. I now hold a steady job and have for over 3 1/2 years, but I need a loan consolidation to help me get out from under this debt load and get back on my feet.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,280.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436113	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436113. Member loan 436113 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,125 / month
Current employer:	Arman Teyszyan	Debt-to-income ratio:	1.35%
Length of employment:	3 years 1 month	Location:	Glendale, CA

Home town:	Armenia
Current & past employers:	Arman Teyszyan
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan to help me build up my business. I am in the marketing firm dealing with jewlery. This loan will help me purchase more products so I will be able to recieve more clients thank you

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,707.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436141	$3,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436141. Member loan 436141 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,083 / month
Current employer:	Universal Health Svcs.	Debt-to-income ratio:	15.14%
Length of employment:	1 year 2 months	Location:	Richmond, VA

Home town:	Shreveport
Current & past employers:	Universal Health Svcs.
Education:	Commonwealth Institute of Funeral Service

This borrower member posted the following loan description, which has not been verified:

own rental property, need alittle TLC before next tenants rents property.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	80
Revolving Credit Balance:	$25,998.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436152	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436152. Member loan 436152 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	WildCat Corporation	Debt-to-income ratio:	11.00%
Length of employment:	9 years 6 months	Location:	New York, NY

Home town:	New York
Current & past employers:	WildCat Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I always aspired to send my son to the best school he was able to get into regardless of the cost becasue I wanted him to get a better education and have even more opportunities then I ever had. Despite scholarships and school loans there were room and board expenses not covered now that he has started working as a police officer I wanted to help him out and get him started on the right foot. My hope with this loan is to keep him away from a paycheck to paycheck lifestyle but also keep him responsible. He too will help pay for the loan making our combined income around 100,000. There is no reason we would ever default.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	3
Revolving Credit Balance:	$2,140.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436165	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436165. Member loan 436165 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.86%
Length of employment:	n/a	Location:	Carlsbad, AZ

Home town:	New York
Current & past employers:
Education:	University of Southern California

This borrower member posted the following loan description, which has not been verified:

I am going through a divorce and need to pay my legal fees. When the divorce is over I will have access to approximately $300000 in cash and will repay in full. I am a mom with 3 children. Please help me.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	7
Revolving Credit Balance:	$270,394.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436178	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436178. Member loan 436178 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	3.78%
Length of employment:	6 months	Location:	Las Vegas, NV

Home town:	Davenport
Current & past employers:	AT&T Inc., Protective Services, APAC, Medco Health Solutions
Education:	Fort Scott Community College

This borrower member posted the following loan description, which has not been verified:

My Fiance and I met through work while we were both chosen for business assignments in Arizona. I was living in Iowa at the time and she was down from Las Vegas. We hit if off instantly and within 7 weeks I proposed. This happened last October but I wasn't able to move out to Las Vegas to be with her until March. I am a very stable man and had been at my previous job for almost 7 years when I moved. My fiance has worked at Medco for the last 6 years and would be contributing to paying off this loan with me. I worked for APAC in Iowa, a company Medco contracted with to handle some of their customer service. In 3 weeks I will be starting with Medco myself but have been working elsewhere in the meantime. I took the first thing I could find so I could move out to be with her. I currently work at AT&T and do private security part time to make extra money so we wouldn't need as much funding. While she is not on this loan with me, we share finances and together bring home $4,500 Net a month. Our expenses are as follows: rent- 795 ulilities-140 cars-425 insurance-185 food-300 kindergarten tuition-300 Credit cards-200 phones-100 gas-160 misc-250 give or take a couple hundred due to unplanned expenses, we have over 1k a month in discretionary income. My part time income of $800 per month is purely discretionary and I will not be quitting it once I start at Medco even though I will be making significantly more than I am currently making at AT&T. We anticipate paying off this loan early as late Dec-Feb is overtime season at Medco. We are both work-a-holics and try to work as much OT as we can. We anticipate that with us both doing so, plus our tax returns next spring, we should have the loan paid off by April May. My fiance grossed over 5k in the month of January alone this year. Our predicament is that I can't get a loan through a bank because I just moved to be with her and don't have the current job history or address history necessary. I can assure any lender that I am VERY responsible and stable. She also has had a lot of past medical collections on her credit that she has worn herself out trying to fight. They are all errors and when we tried to apply for a loan with her as the primary because she has the current history, we were denied because of her credit. We are getting Married Dec. 14th. We make plenty of money to make the monthly payments. We have already paid $5,500 toward the wedding and honeymoon but can't get it all paid off before hand. We can get it paid off within the year at the latest easily. Thank you in advance to all the lenders that support our wedding and honeymoon. It means so much to us!

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	54
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 23 dated August 21, 2009